EXECUTION COPY



                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 10, 2001

                                  by and among

                         INTERNATIONAL GAME TECHNOLOGY,

                            THE LENDERS PARTY HERETO,

                              THE BANK OF NEW YORK,
                  as Issuing Bank and as Administrative Agent,

                               FLEET NATIONAL BANK
                                       and
                         U.S. BANK NATIONAL ASSOCIATION,
                            as Documentation Agents,

                                       AND

                                 CITIBANK, N.A.
                                       and
                             WELLS FARGO BANK, N.A.,
                              as Syndication Agents

                                      with

            BNY CAPITAL MARKETS, INC. and SALOMON SMITH BARNEY INC.,
                   as Co-Lead Arrangers and Joint Book Runners
                                       and
                              FLEET NATIONAL BANK,
                         U.S. BANK NATIONAL ASSOCIATION
                                       and
                             WELLS FARGO BANK, N.A.,
                                 as Co-Arrangers



                                TABLE OF CONTENTS


ARTICLE 1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION................................1
           ------------------------------------------

   Section 1.1 Definitions...........................................................1
               -----------
   Section 1.2 Principles of Construction...........................................27
               --------------------------

ARTICLE 2. AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT..........................28
           -----------------------------------------------

   Section 2.1 Revolving Credit Loans...............................................28
               ----------------------
   Section 2.2 Revolving Credit Notes...............................................29
               ----------------------
   Section 2.3 Procedure for Borrowing Revolving Credit Loans.......................29
               ----------------------------------------------
   Section 2.4 Competitive Bid Loans; Procedure.....................................31
               --------------------------------
   Section 2.5 Termination, Reduction or Increase of Commitments....................33
               -------------------------------------------------
   Section 2.6 Prepayments of the Loans.............................................35
               ------------------------
   Section 2.7 Use of Proceeds......................................................36
               ---------------
   Section 2.8 Letter of Credit Sub-Facility........................................37
               -----------------------------
   Section 2.9 Letter of Credit Participation and Funding Commitments...............38
               ------------------------------------------------------
   Section 2.10 Absolute Obligation With Respect to Letter of Credit Payments.......39
                -------------------------------------------------------------
   Section 2.11 Payments............................................................40
                --------
   Section 2.12 Cash Collateral Account.............................................41
                -----------------------

ARTICLE 3. INTEREST, FEES, YIELD PROTECTIONS, ETC...................................41
           ---------------------------------------

   Section 3.1 Interest Rate and Payment Dates......................................41
               -------------------------------
   Section 3.2 Fees.................................................................43
               ----
   Section 3.3 Conversions..........................................................44
               -----------
   Section 3.4 Concerning Eurodollar Interest Periods...............................45
               --------------------------------------
   Section 3.5 Break Funding Payments...............................................46
               ----------------------
   Section 3.6 Capital Adequacy.....................................................46
               ----------------
   Section 3.7 Reimbursement for Increased Costs....................................47
               ---------------------------------
   Section 3.8 Illegality of Funding................................................48
               ---------------------
   Section 3.9 Substituted Interest Rate............................................49
               -------------------------
   Section 3.10 Taxes...............................................................49
                -----
   Section 3.11 Option to Fund......................................................51
                --------------
   Section 3.12 Substitution of a Lender............................................52
                ------------------------

ARTICLE 4. REPRESENTATIONS AND WARRANTIES...........................................52
           ------------------------------

   Section 4.1 Subsidiaries; Capitalization.........................................52
               ----------------------------
   Section 4.2 Existence and Power..................................................53
               -------------------
   Section 4.3 Authority and Execution..............................................53
               -----------------------
   Section 4.4 Binding Agreement....................................................53
               -----------------
   Section 4.5 Litigation...........................................................53
               ----------
   Section 4.6 Required Consents....................................................54
               -----------------
   Section 4.7 Absence of Defaults; No Conflict.....................................54
               --------------------------------


   Section 4.8 Compliance with Applicable Laws......................................54
               -------------------------------
   Section 4.9 Taxes................................................................55
               -----
   Section 4.10 Governmental Regulations............................................55
                ------------------------
   Section 4.11 Federal Reserve Regulations; Use of Loan Proceeds...................55
                -------------------------------------------------
   Section 4.12 Plans...............................................................55
                -----
   Section 4.13 Financial Statements................................................56
                --------------------
   Section 4.14 Property............................................................56
                --------
   Section 4.15 Authorizations......................................................57
                --------------
   Section 4.16 Gaming Laws.........................................................57
                -----------
   Section 4.17 Environmental Matters...............................................57
                ---------------------
   Section 4.18 Absence of Certain Restrictions.....................................58
                -------------------------------
   Section 4.19 No Misrepresentation................................................58
                --------------------
   Section 4.20 Domestic Subsidiaries...............................................59
                ---------------------

ARTICLE 5. CONDITIONS TO EFFECTIVENESS..............................................59
           ---------------------------

   Section 5.1 Conditions to Effectiveness..........................................59
               ---------------------------

ARTICLE 6. CONDITIONS TO LOANS AND LETTERS OF CREDIT................................61
           -----------------------------------------

   Section 6.1 Compliance...........................................................61
               ----------
   Section 6.2 Borrowing Request; Letter of Credit Request..........................61
               -------------------------------------------
   Section 6.3 Other Documents......................................................61
               ---------------

ARTICLE 7. AFFIRMATIVE COVENANTS....................................................61
           ---------------------

   Section 7.1 Financial Statements and Information.................................62
               ------------------------------------
   Section 7.2 Certificates; Other Information......................................63
               -------------------------------
   Section 7.3 Legal Existence......................................................64
               ---------------
   Section 7.4 Taxes................................................................65
               -----
   Section 7.5 Insurance............................................................65
               ---------
   Section 7.6 Performance of Obligations...........................................65
               --------------------------
   Section 7.7 Condition of Property................................................65
               ---------------------
   Section 7.8 Observance of Legal Requirements.....................................66
               --------------------------------
   Section 7.9 Inspection of Property; Books and Records; Discussions...............66
               ------------------------------------------------------
   Section 7.10 Authorizations......................................................66
                --------------
   Section 7.11 Financial Covenants.................................................66
                -------------------
   Section 7.12 Guarantee Agreement.................................................67
                -------------------

ARTICLE 8. NEGATIVE COVENANTS.......................................................67
           ------------------

   Section 8.1 Indebtedness.........................................................68
               ------------
   Section 8.2 Liens................................................................69
               -----
   Section 8.3 Merger, Consolidations and Acquisitions..............................70
               ---------------------------------------
   Section 8.4 Dispositions.........................................................71
               ------------
   Section 8.5 Investments, Loans, Etc..............................................73
               ------------------------
   Section 8.6 Restricted Payments..................................................75
               -------------------

   Section 8.7 Business and Name Changes............................................75
               -------------------------
   Section 8.8 ERISA................................................................75
               -----
   Section 8.9 Amendments, Etc. of Certain Agreements...............................76
               --------------------------------------
   Section 8.10 Transactions with Affiliates........................................76
                ----------------------------
   Section 8.11 Restrictive Agreements..............................................76
                ----------------------

ARTICLE 9. DEFAULT..................................................................77
           -------

   Section 9.1 Events of Default....................................................77
               -----------------
   Section 9.2 Contract Remedies....................................................79
               -----------------

ARTICLE 10. THE ADMINISTRATIVE AGENT................................................80
            ------------------------

   Section 10.1 Appointment.........................................................80
                -----------
   Section 10.2 Delegation of Duties................................................80
                --------------------
   Section 10.3 Exculpatory Provisions..............................................80
                ----------------------
   Section 10.4 Reliance by Administrative Agent....................................81
                --------------------------------
   Section 10.5 Notice of Default...................................................82
                -----------------
   Section 10.6 Non-Reliance on Administrative Agent and Other Lenders..............82
                ------------------------------------------------------
   Section 10.7 Indemnification.....................................................83
                ---------------
   Section 10.8 Administrative Agent in Its Individual Capacity.....................84
                -----------------------------------------------
   Section 10.9 Successor Administrative Agent......................................84
                ------------------------------
   Section 10.10 Documentation Agents; Syndication Agents...........................85
                 ----------------------------------------

ARTICLE 11. OTHER PROVISIONS........................................................85
            ----------------

   Section 11.1 Amendments and Waivers..............................................85
                ----------------------
   Section 11.2 Notices.............................................................86
                -------
   Section 11.3 No Waiver; Cumulative Remedies......................................87
                ------------------------------
   Section 11.4 Survival of Representations and Warranties and Certain Obligations..88
                ------------------------------------------------------------------
   Section 11.5 Expenses............................................................88
                --------
   Section 11.6 Lending Offices.....................................................89
                ---------------
   Section 11.7 Assignments and Participations......................................89
                ------------------------------
   Section 11.8 Indemnity...........................................................91
                ---------
   Section 11.9 Limitation of Liability.............................................92
                -----------------------
   Section 11.10 Counterparts.......................................................92
                 ------------
   Section 11.11 Adjustments; Set-off...............................................92
                 --------------------
   Section 11.12 Construction.......................................................93
                 ------------
   Section 11.13 Governing Law......................................................94
                 -------------
   Section 11.14 Headings Descriptive...............................................94
                 --------------------
   Section 11.15 Severability.......................................................94
                 ------------
   Section 11.16 Integration........................................................94
                 -----------
   Section 11.17 Consent to Jurisdiction............................................94
                 -----------------------
   Section 11.18 Service of Process.................................................95
                 ------------------
   Section 11.19 No Limitation on Service or Suit...................................95
                 --------------------------------
   Section 11.20 WAIVER OF TRIAL BY JURY............................................95
                 -----------------------


   Section 11.21 Treatment of Certain Information...................................96
                 --------------------------------
   Section 11.22 Suspension of Covenants............................................96
                 -----------------------
   Section 11.23 Savings  Clause....................................................97
                 ---------------

EXHIBITS:

============================== =================================================
Exhibit A                      List of Commitments
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit B-1                    Form of Revolving Credit Note
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit B-2                    Form of Competitive Bid Note
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit C-1                    Form of Borrowing Request
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit C-2                    Form of Letter of Credit Request
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit D                      Form of Notice of Conversion
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit E                      Form of Compliance Certificate
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit F-1                    Form of Opinion of General Counsel to the Borrowe
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit F-2                    Form of Opinion of Outside Counsel to the Borrowe
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit G                      Form of Increase Supplement
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit H                      Form of Assignment and Acceptance Agreement
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit I                      Form of Competitive Bid Request
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit J                      Form of Invitation to Bid
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit K                      Form of Competitive Bid
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit L                      Form of Competitive Bid Accept/Reject Letter
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit M                      Form of Competitive Bid Loan Confirmation
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit N                      Form of Guarantee Agreement
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Exhibit O                      Form of Master Assignment
============================== =================================================

SCHEDULES:

============================== =================================================
Schedule 1.1                   List of Lending Offices
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.1                   List of Subsidiaries; Capitalization
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.5                   List of Litigation
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.6                   List of Required Consents
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.12                  List of Existing Pension Plans
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.17                  List of Environmental Matters
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 4.20                  Domestic Subsidiaries
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 8.1                   List of Existing Indebtedness
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 8.2                   List of Existing Liens
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 8.5                   List of Existing Investments
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Schedule 8.11                  List of Existing Restrictions
============================== =================================================

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 10, 2001, by and among INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and as the Issuing Bank, FLEET NATIONAL BANK and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agents, CITIBANK, N.A. and WELLS FARGO BANK, N.A., as Syndication Agents, and the lenders party hereto (together with their respective assigns, the "Lenders", each a "Lender").

                                    RECITALS

     A. Reference is made to the Credit Agreement, dated as of May 22, 1997, by and among International Game Technology, a Nevada corporation, The Bank of New York, as Administrative Agent and as the Issuing Bank, Wells Fargo Bank, National Association as Documentation Agent, CIBC Inc., Credit Lyonnais Los Angeles Branch, Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, KeyBank National Association and U.S. Bank National Association, as Co-Agents and the lenders party thereto (as amended prior to the date hereof, the "Original Credit Agreement").

     B. On the Restatement Date (as defined below), the parties hereto desire to make certain changes to the Original Credit Agreement by amending and restating the Original Credit Agreement in its entirety as hereinafter set forth.

     C. This Agreement amends and restates in its entirety the Original Credit Agreement.

     D. For convenience, this Agreement is dated as of August 10, 2001 (the "Restatement Date"), and references to certain matters relating to the period prior thereto have been deleted.

ARTICLE 1.      DEFINITIONS AND PRINCIPLES OF CONSTRUCTION
                ------------------------------------------

   Section 1.1    Definitions

     As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

     "ABR Advances": the Revolving Credit Loans (or any portions thereof), at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

     "Account Designation Letter": the letter, dated the Original Effective Date, from the Borrower to the Administrative Agent, designating the account to which the Administrative Agent shall forward the proceeds of any

Loans made hereunder, or any replacement thereof duly completed and signed by an Authorized Signatory of the Borrower and in form and substance satisfactory to the Administrative Agent.

     "Accountants": Deloitte & Touche, LLP (or any successor thereto), or such other firm of certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Administrative Agent.

     "Acquisition": with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including through a merger, dividend or otherwise and whether in a single transaction or in a series of related transactions), of (i) any Capital Stock of any other Person if, immediately thereafter, such other Person would be either a Subsidiary of such Person or otherwise under the control of such Person, (ii) any Operating Entity, or (iii) any Property of any other Person other than in the ordinary course of business, provided, however, that no acquisition of all or substantially all of the assets of such other Person shall be deemed to be in the ordinary course of business.

     "Acquisition Cost": with respect to any Acquisition by any Person, (a) the sum of (i) all cash consideration paid or agreed to be paid by such Person to make such Acquisition (inclusive of payments by such Person of the seller's professional fees and expenses and other out-of-pocket expenses in connection therewith), plus (ii) the fair market value of all non-cash consideration paid by such Person in connection therewith, plus (iii) an amount equal to the principal or stated amount of all liabilities assumed or incurred by such Person in connection therewith, minus (b) cash, if any, acquired as part of such Acquisition. The principal or stated amount of any liability assumed or incurred by a Person in connection with an Acquisition which is a contingent liability shall be an amount equal to the stated amount of such liability or, if the same is not stated, such contingent liability shall be an amount equal to (i) if such contingent liability is required to be reflected on a balance sheet of such Person in accordance with GAAP, the amount required to be so reflected and (ii) if such contingent liability is not required to be reflected on a balance sheet of such Person in accordance with GAAP, the maximum reasonably anticipated amount payable by such Person in respect thereof as determined by such Person in good faith.

     "Adjusted Consolidated EBITDA" means, for any period, Consolidated EBITDA for such period adjusted, on a consistent basis and in a manner reasonably satisfactory to the Administrative Agent, to reflect purchases, acquisitions, sales, transfers and other dispositions, made by the Borrower and the Subsidiaries during such period as if they occurred at the beginning of such period.

     "Advance": an ABR Advance or a Eurodollar Advance, as the case may be.


     "Affected Advance": as defined in Section 3.9.

     "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Aggregate Commitment Amount": at any time, the sum at such time of the Commitment Amounts of all Lenders.

     "Aggregate Credit Exposure": at any time, the sum at such time of (i) the outstanding principal balance of the Revolving Credit Loans and Competitive Bid Loans of all Lenders, plus (ii) an amount equal to the Letter of Credit Exposure of all Lenders.

     "Agreement": this Amended and Restated Credit Agreement.

     "Alternate Base Rate": on any date, a rate of interest per annum equal to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

     "Anchor": Anchor Gaming, a Nevada corporation.

     "Anchor Bank Debt": the Indebtedness of Anchor under the Anchor Loan Documents.


     "Anchor Indenture": the Indenture, dated as of October 17, 2000, between Anchor and U.S. Trust Company, National Association, as trustee, pursuant to which Anchor issued the Anchor Senior Subordinated Notes.

     "Anchor Loan Documents": collectively, the Credit Agreement, dated as of June 29, 1999, among Anchor, the lenders party thereto and Bank of America, N.A., as administrative agent, and all notes, guarantees, security documents and other documents executed and delivered in connection therewith.

     "Anchor Merger": the merger of NAC Corporation, a direct wholly-owned Subsidiary of the Borrower, with and into Anchor with Anchor as the survivor pursuant to the Anchor Merger Agreement.

     "Anchor Merger Date": the effective date of the Anchor Merger.


     "Anchor Merger Agreement": the Agreement and Plan of Merger, dated as of July 8, 2001, among the Borrower, Merger Sub and Anchor.

     "Anchor Senior Subordinated Notes": the 9.875% Senior Subordinated Notes issued by Anchor pursuant to the Anchor Indenture.

     "Applicable Fee Percentage": at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below next to such Pricing Level, subject to the provisions set forth in the paragraph following the table:

    -------------------------------------- ----------------------------------
                Pricing Level                  Applicable Fee Percentage
    -------------------------------------- ----------------------------------
    -------------------------------------- ----------------------------------
               Pricing Level I                          0.1500%
    -------------------------------------- ----------------------------------
    -------------------------------------- ----------------------------------
              Pricing Level II                          0.1875%
    -------------------------------------- ----------------------------------
    -------------------------------------- ----------------------------------
              Pricing Level III                         0.2250%
    -------------------------------------- ----------------------------------
    -------------------------------------- ----------------------------------
              Pricing Level IV                          0.3000%
    -------------------------------------- ----------------------------------
    -------------------------------------- ----------------------------------
               Pricing Level V                          0.3750%
    ====================================== ==================================

     Changes in the Applicable Fee Percentage resulting from a change in any rating established or deemed to have been established by Standard & Poor's or Moody's (other than as a result of a change in the rating system of either Standard & Poor's or Moody's) shall be effective as of the date on which such change is first announced publicly by the rating agency making such change. Notwithstanding the foregoing, no reduction in the Applicable Fee Percentage shall be effective if any Default or Event of Default shall have occurred and be continuing.

     "Applicable Lending Office": in respect of any Lender, (i) in the case of such Lender's Domestic Advances, its Domestic Lending Office and (ii) in the case of such Lender's Eurodollar Advances, its Eurodollar Lending Office.

     "Applicable Margin": with respect to the unpaid principal balance of Eurodollar Advances and with respect to Letter of Credit Commissions, in each case at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below next to such Pricing Level, subject to the provisions set forth in paragraphs (a) and (b) following the table:

   ================================ ======================================
          Pricing Level                        Applicable Margin
   -------------------------------- --------------------------------------
   -------------------------------- --------------------------------------
          Pricing Level I                            0.6000%
   -------------------------------- --------------------------------------
   -------------------------------- --------------------------------------
          Pricing Level II                           0.6875%
   -------------------------------- --------------------------------------
   -------------------------------- --------------------------------------
          Pricing Level III                          0.9000%
   -------------------------------- --------------------------------------
   -------------------------------- --------------------------------------
          Pricing Level IV                           1.0750%
   -------------------------------- --------------------------------------
   -------------------------------- --------------------------------------
          Pricing Level V                            1.2500%.
   ================================ ======================================

     (a) The Applicable Margin shall be increased by an amount equal to (i) 0.075% during any period when the Total Leverage Ratio is greater than 3.50:1.00 but less than or equal to 4.00:1.00 and (ii) 0.150% during any period when the Total Leverage Ratio is greater than 4.00:1.00.

     (b) Changes in the Applicable Margin resulting from a change in (i) the Pricing Level shall become effective on the effective date of any change in the Senior Debt Rating by Standard & Poor's or Moody's (other than as a result of a change in the rating system of either Standard & Poor's or Moody's) or (ii) the Total Leverage Ratio shall become effective upon the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate pursuant to
Section 7.1(c) evidencing a change in the Total Leverage Ratio, provided, however, that if the Borrower shall fail to deliver a Compliance Certificate within 46 days after the end of each of the first three fiscal quarters (or 91days after the end of the last fiscal quarter) as required by Section 7.1(c), the Total Leverage Ratio shall be deemed to be greater than 4.00:1.00 from and including the 47th day (the 92nd day in the case of the last quarter) after the end of such fiscal quarter to the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate demonstrating that the Total Leverage Ratio is less than 4.00:1.00. Notwithstanding anything herein to the contrary, no reduction in the Applicable Margin shall be effective if any Default or Event of Default shall have occurred and be continuing.

     "Approved Bank": any commercial bank whose (or whose parent company's) long-term certificates of deposit are, at the time of any acquisition thereof by the Borrower or any of its Subsidiaries, accorded one of the two highest ratings by Standard & Poor's or Moody's.

     "Assignment and Acceptance Agreement": an assignment and acceptance agreement executed by an assignor and an assignee pursuant to which such assignor assigns to such assignee all or any portion of such assignor's Notes and Commitment, substantially in the form of Exhibit H.

     "Authorized Signatory": as to (i) any Person which is a corporation, the chairman of the board, the president, any vice president, the chief financial officer or any other officer (acceptable to the Administrative Agent) thereof and (ii) any Person which is not a corporation, the general partner or other managing Person (acceptable to the Administrative Agent) thereof.

     "Benefited Lender": as defined in Section 11.11(a).


     "Bid Rate": as to any Competitive Bid made by a Lender pursuant to Section 2.4(b), the fixed rate of interest offered by such Lender with respect to the Competitive Bid Loan bid therefor.

     "BNY":  The Bank of New York. "BNY Capital  Markets":  BNY Capital Markets,
Inc.

     "BNY Rate": a rate of interest per annum equal to the rate of interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

     "Borrowing Date": any Business Day on which (i) the Lenders make Revolving Credit Loans in accordance with a Borrowing Request, (ii) one or more Lenders make Competitive Bid Loans pursuant to Competitive Bids which have been accepted by the Borrower or (iii) the Issuing Bank issues, renews, amends or extends a Letter of Credit for the account of the Borrower.

     "Borrowing Request": a request for Revolving Credit Loans in the form of Exhibit C-1.

     "Business Day": for all purposes other than as set forth in clause (ii) below, (i) any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City or Nevada are authorized or required by law or other governmental action to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Advances, any day which is a Business Day described in clause (i) above and which is also a day on which eurodollar funding between banks may be carried on in London, England.

     "Capital Expenditures": with respect to any Person for any period, the aggregate of all expenditures incurred by such Person during such period which, in accordance with GAAP, are required to be included in "Additions to Property, Plant or Equipment" or similar items reflected on the balance sheet of such Person, provided, however, that "Capital Expenditures" shall not include (i)
Capital Lease Obligations, or (ii) expenditures of proceeds of insurance settlements in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed or damaged assets, equipment or other property within six months of the receipt of such proceeds or (iii) Acquisition Costs incurred in connection with Permitted Acquisitions.

     "Capital Lease Obligations": with respect to any Person, obligations of such Person with respect to leases which are required to be capitalized for financial reporting purposes in accordance with GAAP.

     "Capital Stock": as to any Person, all shares, interests, partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

     "Cash Collateral": as defined in Section 2.12.

     "Cash Collateral Account": as defined in Section 2.12.

     "Cash Equivalents": (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in full support thereof) having maturities of not more than one year from the date of the acquisition thereof by the Borrower or any of its Subsidiaries, (ii) certificates of deposit and bankers acceptances of (x) any Lender or (y) any Approved Bank, in any such case with maturities of not more than one year from the date of issuance, (iii) commercial paper maturing in 270 days or less from the date of issuance which, at the time of the acquisition thereof by the Borrower or any of its Subsidiaries is accorded one of the two highest ratings by Standard & Poor's or Moody's; (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof by the Borrower or any of its Subsidiaries and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's or Moody's; (v) securities issued by any Governmental Authority (other than the United States) and acquired by a Subsidiary of the Borrower as set forth below, (x) in the case of IGT Europe, by any Governmental Authority located in Europe and (y) in the case of all other Subsidiaries of the Borrower (other than Domestic Subsidiaries) by any Governmental Authority which is the country in which such Subsidiary is incorporated or any political subdivision thereof, in each case having, at the time of acquisition, a rating of A or better by either Standard & Poor's or Moody's; (vi) auction rate reset securities with a reset period of ninety-two
(92) days or less at the time of acquisition, having a rating of A or better by either Standard & Poor's or Moody's; and (vii) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (vi) above.

     "Change of Control": any one or more of the following events: (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Shares entitled to exercise more than 35% of the total power of all outstanding Voting Shares of the Borrower (including any Voting Shares which are not then outstanding of which such person or group is deemed the beneficial owner), (ii) a change in the composition of the Managing Person of the Borrower shall have occurred in which the individuals who constituted the Managing Person of the Borrower at the beginning of the two year period immediately preceding such change (together with any other director whose election by the Managing Person of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the members of such Managing Person then in office who either were members of such Managing Person at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Managing Person then in office or (iii) the Borrower ceases to own and control (A) in the case of Significant Subsidiaries which were wholly-owned on the Restatement Date, at least 95% of the issued and outstanding shares of all classes of Capital Stock (including Voting Shares) thereof, and (B) in the case of Significant Subsidiaries which were either not owned, not wholly-owned or not Significant Subsidiaries on the Restatement Date, at least all of the issued and outstanding shares of all classes of Capital Stock (including Voting Shares) owned at any time on or after the Restatement Date by the Borrower or any of its Subsidiaries. For purposes of this definition, the term "Voting Shares" shall mean all outstanding shares of any class or classes (however designated) of Capital Stock of the Borrower entitled to vote generally in the election of members of the Managing Person thereof. Notwithstanding the foregoing, it shall not constitute a Change of Control if the Borrower ceases to own and control any Subsidiary of the Borrower (other than a Significant Subsidiary) which is permitted to be dissolved pursuant to Section 7.3.

     "Code": the Internal Revenue Code of 1986.

     "Commitment": in respect of any Lender, such Lender's undertaking during the Commitment Period to make Revolving Credit Loans and to participate in Letters of Credit, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the Commitment Amount of such Lender.

     "Commitment Amount": as of any date and with respect to any Lender, the amount set forth adjacent to its name under the heading "Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed in Exhibit A, the "Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.7 on or prior to such date, as the same may be adjusted from time to time pursuant to Sections 2.5 and 11.7.

     "Commitment Percentage": as to any Lender in respect of such Lender's Commitment and its obligations with respect to Letters of Credit, the percentage equal to such Lender's Commitment Amount divided by the Aggregate Commitment Amount (or, if no Commitments then exist, the percentage equal to such Lender's Commitment Amount on the last day upon which Commitments did exist divided by the Aggregate Commitment Amount on such day).

     "Commitment Period": the period from the Restatement Date until the Commitment Termination Date.

     "Commitment Termination Date": the earlier of the Business Day immediately preceding the Maturity Date or such other date upon which the Commitments shall have been terminated in accordance with Section 2.5 or Section 9.2.

     "Compensatory Interest Payment": as defined in Section 3.1(c).

     "Competitive Bid": an offer by a Lender to make a Competitive Bid Loan, substantially in the form of Exhibit K.

     "Competitive Bid Accept/Reject Letter": a notification given by the Borrower pursuant to Section 2.4(c) substantially in the form of Exhibit L.

     "Competitive Bid Loan": a Loan from a Lender to the Borrower made pursuant to Section 2.4.


     "Competitive Bid Loan Confirmation": a confirmation by the Administrative Agent to a Lender of the acceptance by the Borrower of any Competitive Bid (or Portion thereof) made by such Lender, substantially in the form of Exhibit M.

     "Competitive Bid Note" and "Competitive Bid Notes": as defined in Section 2.4(g).


     "Competitive Bid Request": a request by the Borrower for Competitive Bids, substantially in the form of Exhibit I.


     "Competitive Interest Period": with respect to any Competitive Bid Loan, the period commencing on the Borrowing Date with respect to such Competitive Bid Loan and ending on the date requested in the Competitive Bid Request with respect to such Competitive Bid Loan, which ending date shall not be earlier than seven days after the Borrowing Date with respect to such Competitive Bid Loan nor later than 180 days after the Borrowing Date with respect to such Competitive Bid Loan; provided, however, that if any Competitive Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Maturity Date, in which case such Competitive Interest Period shall end on the next preceding Business Day, and provided further, that no Competitive Interest Period shall end after the Maturity Date. Interest shall accrue from and including the first day of a Competitive Interest Period to, but excluding, the last day of such Competitive Interest Period.

     "Compliance Certificate": a certificate substantially in the form of Exhibit E.

     "Consolidated": the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.


     "Consolidated Debt Service": for any period, the sum of (i) Consolidated Interest Expense minus interest expense related to Jackpot Liabilities for such period plus (ii) all scheduled payments of principal on Consolidated Total Debt (other than the payments due in respect of Loans on the Maturity Date and the 7.875% Senior Notes on the scheduled maturity thereof) during such period plus
(iii) all redemptions, mandatory or otherwise, made during such period of any Capital Stock described in clause (viii) of the definition "Indebtedness" of the Borrower or any of its Subsidiaries.

     "Consolidated EBITDA": for any period, net income of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP plus the sum of, without duplication, (i) Consolidated Interest Expense, (ii) provision for income taxes of the Borrower and its Subsidiaries, and (iii) depreciation and amortization of the Borrower and its Subsidiaries plus in respect of any period prior to the Anchor Merger Date, an amount equal to the product of the depreciation and amortization of the Spin for Cash Joint Venture multiplied by the Spin for Cash Joint Venture Percentage, each to the extent deducted in determining such net income for such period minus (x) extraordinary gains (or plus extraordinary losses) from sales, exchanges and other dispositions of Property not in the ordinary course of business and other non-recurring items and (y) interest income, each to the extent included in determining net income for such period.

     "Consolidated Fixed Charges": for any period, the sum of, without duplication, (i) Consolidated Debt Service for such period, (ii) tax expense for such period of the Borrower and its Subsidiaries, (iii) Investments in joint ventures to the extent made in Cash or Cash Equivalents and (iv) Restricted Payments described in Section 8.6(ii)(A) made by the Borrower during such period.

     "Consolidated Interest Expense": for any period, the sum of, without duplication, all interest (adjusted to give effect to all interest rate swap, cap or other interest rate hedging arrangements and fees and expenses paid in connection therewith) paid or accrued in respect of Consolidated Total Debt and Jackpot Liabilities during such period, all as determined on a Consolidated basis in accordance with GAAP.

     "Consolidated Total Assets": as of the date of any determination, the total amount of all assets of the Borrower and its Subsidiaries (less depreciation, depletion and other properly deductible valuation reserves) determined on a Consolidated basis in accordance with GAAP.

     "Consolidated Total Debt": as of any date of determination, without duplication, (i) the sum of the Aggregate Credit Exposure, (ii) all other Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness described in clauses (iv) and (vi) of the definition thereof and Jackpot Liabilities) plus (iii) in respect of any date prior to the Anchor Merger Date, an amount equal to the product of all Indebtedness of the Spin for Cash Joint Venture (other than Indebtedness described in clauses (iv) and (vi) of the definition thereof and Jackpot Liabilities) multiplied by the Spin for Cash Joint Venture Percentage, in each case determined on a Consolidated basis in accordance with GAAP.

     "Consolidating": the Borrower and its Subsidiaries taken separately.

     "Contingent Obligation": as to any Person (a "secondary obligor"), any obligation of such secondary obligor (i) guaranteeing or in effect guaranteeing any return on any investment made by another Person, or (ii) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (a "primary obligation") of any other Person (a "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such secondary obligor, whether contingent, (A) to purchase any primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (x) for the purchase or payment of any primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of a primary obligor, (C) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any primary obligation of the ability of a primary obligor to make payment of a primary obligation, (D) otherwise to assure or hold harmless the beneficiary of a primary obligation against loss in respect thereof, and (E) in respect of the liabilities of any partnership in which a secondary obligor is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such secondary obligor and its separate Property, provided, however, that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of a primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

     "Control Person": as defined in Section 3.6.

     "Conversion Date": the date on which: (i) a Eurodollar Advance is converted to an ABR Advance, (ii) an ABR Advance is converted to a Eurodollar Advance or
(iii) a Eurodollar Advance is converted to a new Eurodollar Advance.

     "Default": any event or condition which constitutes an Event of Default or which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default.

     "Disposition": any sale, assignment, transfer or other disposition by the Borrower or any of its Subsidiaries, by any means, (i) of the Capital Stock of any other Person, (ii) of any Operating Entity, (iii) of all or substantially all of its Property, (iv) of any other Property other than in the ordinary course of business, provided, however, that no such sale, assignment, transfer or other disposition of Property (other than inventory, except to the extent subject to a bulk sale) shall be deemed to be in the ordinary course of business (A) if the fair market value thereof is in excess of $3,000,000, or (B) to the extent that the fair market value thereof, when aggregated with all other sales, assignments, transfers and other dispositions (other than inventory, except to the extent subject to a bulk sale) made by such Person within the same fiscal year, exceeds $15,000,000, and then only to the extent of such excess, if any, or (C) it is the sale, assignment, transfer or disposition of (1) all or substantially all of the Property of such Person or (2) any Operating Entity; or
(v) which constitutes an "Asset Sale" (as defined in the Indenture) and which is made at a time when any Senior Notes are outstanding. For purposes of this definition, sales by the Borrower or any of its Subsidiaries of gaming equipment leased by it to any other Person and which is sold by the Borrower or any of its Subsidiaries after the expiration of the lease to any Person, (including in connection with the exercise by the lessee of a purchase option) shall be deemed to be the sale of inventory even though such equipment may be classified as a fixed asset on a balance sheet of the Borrower or such Subsidiary, so long as the equipment is of the type which would be classified as inventory had it been initially sold rather than leased.

     "Disposition Reduction Date": as to any Disposition with respect to which the Aggregate Commitment Amount is to be reduced pursuant to Section 8.4(c), the date which is 180 days after the date of such Disposition.

     "Dollars" and "$": lawful currency of the United States.

     "Documentary Letter of Credit": any Letter of Credit issued by the Issuing Bank hereunder in support of trade obligations of the Borrower or any of its Subsidiaries, IGT or any of IGT's Subsidiaries incurred in the ordinary course of business and that requires, as a condition to drawing thereunder, the presentation to the Issuing Bank of negotiable bills of lading, invoices or other documents as may be specified therein.

     "Domestic Advances": in respect of any Lender, such Lender's Revolving Credit Loans consisting of ABR Advances or such Lender's Competitive Bid Loans.

     "Domestic Lending Office": in respect of (i) any Lender listed on the signature pages hereof, initially, the office or offices of such Lender designated as such on Schedule 1.1; thereafter, such other office of such Lender, through which it shall be making or maintaining Domestic Advances, as reported by such Lender to the Administrative Agent and the Borrower and (ii) in the case of any other Lender, initially, the office or offices of such Lender designated as such in the Assignment and Acceptance Agreement or other document pursuant to which it became a Lender; thereafter, such other office of such Lender, through which it shall be making or maintaining Domestic Advances, as reported by such Lender to the Administrative Agent and the Borrower, provided that any Lender may so report different Domestic Lending Offices for all of its ABR Advances and all of its Competitive Bid Loans, whereupon references to the Domestic Lending Office of such Lender shall mean either or both of such offices.

     "Domestic Subsidiary": any Subsidiary of the Borrower which is organized under the laws of the United States.


     "8.375% Senior Notes": the 8.375% Senior Notes due 2009 issued by the Borrower pursuant to the Indenture.

     "Eligible  Assignee":  a Lender,  any  affiliate  of a Lender and any other
bank,   insurance  company,   pension  fund,  mutual  fund  or  other  financial
institution.

     "Environmental Laws": any and all federal, state and local laws relating to the environment, the use, storage, transporting, manufacturing, handling, discharge, disposal or recycling of hazardous substances, materials or pollutants or industrial hygiene, and including, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 USCA ss.9601 et seq.; (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 USCA ss.6901 et seq.; (iii) the Toxic Substance Control Act, as amended, 15 USCA ss.2601 et seq.; (iv) the Water Pollution
Control Act, as amended, 33 USCA ss.1251 et seq.; (v) the Clean Air Act, as amended, 42 USCA ss.7401 et seq.; (vi) the Hazardous Materials Transportation Authorization Act of 1994, as amended, 49 USCA ss.5101 et seq. and (vii) all rules, regulations, judgments, decrees, injunctions and restrictions thereunder and any analogous state law.

     "ERISA": the Employee Retirement Income Security Act of 1974.

     "ERISA Affiliate": as to any Person, each other Person (whether or not incorporated) which is required to be aggregated with such Person pursuant to
Section 414 of the Code.

     "Eurodollar Advances": collectively, the Revolving Credit Loans (or any portions thereof), at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

     "Eurodollar Interest Period": with respect to any Eurodollar Advance requested by the Borrower, the period commencing on, as the case may be, the Borrowing Date or Conversion Date with respect to such Eurodollar Advance and ending one, two, three or six months thereafter as selected by the Borrower in its irrevocable Borrowing Request or its irrevocable Notice of Conversion, provided, however, that (i) if any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Interest Period into another calendar month, in which event such Eurodollar Interest Period shall end on the immediately preceding Business Day, (ii) any Eurodollar Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Interest Period) shall end on the last Business Day of a calendar month and (iii) no Eurodollar Interest Period shall end after the Maturity Date. Eurodollar Interest Periods shall be subject to the provisions of Section 3.4.

     "Eurodollar Lending Office": in respect of (i) any Lender listed on the signature pages hereof, initially, the office or offices of such Lender designated as such on Schedule 1.1; thereafter, such other office of such Lender, through which it shall be making or maintaining Eurodollar Advances, as reported by such Lender to the Administrative Agent and the Borrower and (ii) in the case of any other Lender, initially, the office or offices of such Lender designated as such in the Assignment and Acceptance Agreement or other document pursuant to which it became a Lender; thereafter, such other office of such Lender, through which it shall be making or maintaining Eurodollar Advances, as reported by such Lender to the Administrative Agent and the Borrower.

     "Eurodollar   Rate":  with  respect  to  the  Eurodollar   Interest  Period
applicable to any Eurodollar Advance, a rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

     (a) the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to the Eurodollar Advance of BNY to which such Eurodollar Interest Period shall apply for a period equal to such Eurodollar Interest Period, as quoted at approximately 11:00 a.m. two Business Days prior to the first day of such Interest Period, by

     (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Eurodollar Interest Period of all reserve requirements (including, without limitation, marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) or in respect of any other category of liabilities including deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets which includes loans by non-domestic offices of any Lender to United States residents. Such reserve requirements shall include, without limitation, those imposed under such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

     "Event of Default": as defined in Section 9.1.

     "Excess Cash Flow": for any period, Consolidated EBITDA minus, without duplication, the sum of each of the following with respect to the Borrower and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP,
(i) Consolidated Interest Expense during such period (other than with respect to all interest paid or accrued during such period in respect of Jackpot Liabilities), (ii) provision for taxes during such period, (iii) all scheduled payments of principal on Consolidated Total Debt (other than payments due in respect of the Loans on the Maturity Date) during such period, and (iv) Capital Expenditures made during such period.

     "Exchange Act": the Securities Exchange Act of 1934, as amended.

     "Facility Fee": as defined in Section 3.2(a).

     "Federal Funds Rate": for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by BNY as determined by BNY and reported to the Administrative Agent.

     "Fees": as defined in Section 2.11.


     "Financial Officer": as to any Person, the chief financial officer of such Person or such other officer as shall be satisfactory to the Administrative Agent.

     "Financial Statements": as defined in Section 4.13.

     "Fixed Charge Coverage Ratio": as of the last day of any fiscal quarter, the ratio of (i) Adjusted Consolidated EBITDA minus Capital Expenditures to (ii) Consolidated Fixed Charges for the four fiscal quarter period ending on such day.

     "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

     "Gaming Authority": collectively, (i) the Nevada Gaming Commission, (ii) the Nevada State Gaming Control Board, (iii) the Mississippi Gaming Commission and (iv) any other Governmental Authority that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Subsidiaries within its jurisdiction.

     "Gaming Law": as to any Person, all provisions of constitutions, statutes, rules, regulations and orders of Gaming Authorities and other Governmental Authorities applicable to such Person and its Properties, including, without limitation, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party.

     "Gaming License": any license or other permit, consent, approval or authorization issued by a Gaming Authority which is necessary for the maintenance and operation by the Borrower or any of its Subsidiaries of any of its respective businesses.

     "Governmental Authority": any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator, including, without limitation, any Gaming Authority.

     "Guarantee Agreement": a guarantee agreement substantially in the form of Exhibit N.


     "Guarantor": any Domestic Subsidiary that executes and delivers the Guarantee Agreement in accordance with Section 7.12.

     "Hazardous Substance": any hazardous or toxic substance, material or waste, including, but not limited to, (i) those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto and replacements thereof and
(ii) any substance, pollutant or material defined as, or designated in, any Environmental Law as a "hazardous substance," "toxic substance," "hazardous material," "hazardous waste," "restricted hazardous waste," "pollutant," "toxic pollutant" or words of similar import.

     "Highest Lawful Rate": as to any Lender or the Issuing Bank, the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received by such Lender on the Notes held by it or by the Issuing Bank on the Reimbursement Agreements, as the case may be, or which may be owing to such Lender or the Issuing Bank pursuant to the Loan Documents under the laws applicable to such Lender or the Issuing Bank and this transaction.

     "IGT": IGT, a Nevada corporation and a wholly-owned Subsidiary of the Borrower.


     "IGT Europe": IGT Europe b.v., a Netherlands corporation and a wholly-owned Subsidiary of the Borrower.


     "Increase Supplement": an increase supplement substantially in form of Exhibit G.

     "Indebtedness": as to any Person, at a particular time, all items which constitute, without duplication, (i) indebtedness for borrowed money, (ii) indebtedness in respect of the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (iii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iv) obligations with respect to any conditional sale or title retention agreement, (v) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment thereof, (vi) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual statutory Liens arising in the ordinary course of business),
(vii) Capital Lease Obligations, (viii) all obligations of such Person in respect of Capital Stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, and (ix) all Contingent Obligations of such Person in respect of any of the foregoing.

     "Indemnified Liabilities": as defined in Section 11.5.


     "Indemnified Person": as defined in Section 11.8.


     "Indemnified Tax": as defined in Section 3.10(a).

     "Indemnified Tax Person": as defined in Section 3.10(a).


     "Indenture": the Indenture, dated as of May 19, 1999, by and between the Borrower and The Bank of New York, as trustee, pursuant to which the Senior Notes were issued.

     "Intercompany Indebtedness": loans which are (i) made by the Borrower to any Subsidiary of the Borrower or (ii) madeby any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower.

     "Interest Coverage Ratio": as of the last day of any fiscal quarter, the ratio of (i) Adjusted Consolidated EBITDA to (ii) Consolidated Interest Expense minus all interest paid or accrued during such period in respect of Jackpot Liabilities, for the four fiscal quarter period ending on such day.

     "Interest Payment Date": (i) as to any ABR Advance, the last day of each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Eurodollar Advance as to which the Borrower has selected a Eurodollar Interest Period of one, two or three months, the last day of such Eurodollar Interest Period, (iii) as to any Eurodollar Advance as to which the Borrower has selected a Eurodollar Interest Period of six months, the day which is three months after the first day of such Eurodollar Interest Period and the last day of such Eurodollar Interest Period; (iv) as to any Competitive Bid Loan as to which the Borrower has selected a Competitive Interest Period of 90 days or less, the last day of such Competitive Interest Period, (v) as to any Competitive Bid Loan as to which the Borrower has selected a Competitive Interest Period of more than 90 days, the day which is 90 days after the first day of such Competitive Interest Period and the last day of such Competitive Interest Period; and (vi) as to all Advances and all Competitive Bid Loans, the Maturity Date.

     "Interest Period": a Eurodollar Interest Period or a Competitive Interest Period, as the case may be.


     "Interest Rate Protection Arrangement": any interest rate swap, cap or collar arrangement or any other derivative product customarily offered by banks or other financial institutions to their customers in order to reduce the exposure of such customers to interest rate fluctuations.

     "Investments": as defined in Section 8.5.


     "Invitation to Bid": an invitation to make Competitive Bids in the form of Exhibit J.


     "Issuing Bank": BNY.

     "Jackpot Assets": at any date of determination, the aggregate of all current and long term Investments of the Borrower and its Subsidiaries (determined on a Consolidated basis in accordance with GAAP) segregated to fund Jackpot Liabilities, in each case valued in accordance with GAAP.

     "Jackpot Liabilities": at any date of determination, the aggregate of all current and long term liabilities of the Borrower and its Subsidiaries (determined on a Consolidated basis in accordance with GAAP) in respect of interlinked progressive systems jackpots.

     "Jackpot Ratio": at any date of determination, the ratio of (i) Jackpot Assets held by the Borrower and its Subsidiaries on such date to (ii) Jackpot Liabilities on such date.

     "Letters of Credit": as defined in Section 2.8(a).


     "Letter of Credit Commissions": as defined in Section 3.2(b).


     "Letter of Credit Commitment": the commitment of the Issuing Bank to issue Letters of Credit having an aggregate outstanding face amount up to the Letter of Credit Commitment Amount, and the commitment of the Lenders to participate in the Letter of Credit Exposure as set forth in Section 2.9.

     "Letter of Credit Commitment Amount": $25,000,000.

     "Letter of Credit Exposure": at any time, (i) in respect of all the Lenders, the sum at such time, without duplication, of (x) the aggregate undrawn face amount of the outstanding Letters of Credit, (y) the aggregate amount of unpaid drafts drawn on all Letters of Credit, and (z) the aggregate unpaid Reimbursement Obligations (after giving effect to any Revolving Credit Loans made on such date to pay any such Reimbursement Obligations), and (ii) in respect of any Lender, an amount equal to such Lender's Commitment Percentage multiplied by the amount determined under clause (i) of this definition.

     "Letter of Credit Request": a request in the form of Exhibit C-2.


     "License Subsidiary" means IGT and any other Subsidiary of the Borrower that holds any Gaming License.

     "Lien": any mortgage, pledge, hypothecation, assignment, deposit, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

     "Loan": a Revolving Credit Loan or a Competitive Bid Loan, as the case may be.

     "Loan Documents": collectively, this Agreement, the Notes, the Reimbursement Agreements, if executed and delivered, the Guarantee Agreement, and all other agreements, instruments and documents executed or delivered in connection herewith.

     "Loan Parties": the Borrower and any Guarantors.

     "Loans": the Revolving Credit Loans or the Competitive Bid Loans, as the case may be.

     "Managing Person": with respect to any Person that is (i) a corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner,
(iv) a general partnership or a limited liability partnership, its managing partner or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

     "Margin Stock": any "margin stock", as defined in Regulation U of the Board of Governors of the Federal Reserve
System.

     "Master   Assignment":   a  master  assignment  and  assumption   agreement
substantially in the form of Exhibit O.

     "Material Adverse Change": a material adverse change in (i) the financial condition, operations, business or Property of (A) the Borrower or (B) the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party or (iii) the ability of the Administrative Agent and the Lenders to enforce the Loan Documents.

     "Material Adverse Effect": a material adverse effect on (i) the financial condition, operations, business or Property of (A) the Borrower or (B) the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party or (iii) the ability of the Administrative Agent and the Lenders to enforce the Loan Documents.

     "Maturity Date": August 10, 2006, or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

     "Maximum Offer": as defined in Section 2.4(b).

     "Maximum Request": as defined in Section 2.4(a).

     "Moody's": Moody's Investors Service, Inc., or any successor thereto.

     "Multiemployer  Plan:  any employee  benefit plan of the type  described in
Section 4001(a)(3) of ERISA.


     "Net Proceeds": with respect to any Disposition, the aggregate gross sales proceeds received by the Borrower or such Subsidiary in connection with such Disposition minus the sum of (i) sales and other commissions and legal and other expenses incurred in connection with such Disposition, (ii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower or such Subsidiary, as the case may be, during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower), and (iii) the amount of Indebtedness secured by the Property subject to such Disposition which, in accordance with the terms governing such Indebtedness, is required to be repaid upon such Disposition.

     "Note": a Revolving Credit Note or a Competitive Bid Note, as the case may be.
     "Notes": the Revolving Credit Notes and/or the Competitive Bid Notes, as the case may be.

     "Notice of Conversion": a notice substantially in the form of Exhibit D.

     "Obligations": as defined in Section 2.12.

     "Other Taxes": as defined in Section 3.10(c).

     "Operating Entity": any Person or any business, going concern, operating unit, division or segment of a Person which is, or could be, operated separate and apart from (i) the other businesses and operations of such Person, or (ii) any other line of business or business segment.

     "Organizational Documents": as to any Person which is (i) a corporation, the certificate or articles of incorporation and bylaws of such Person, (ii) a limited liability company, the limited liability company operating agreement or similar agreement of such Person, (iii) a partnership, the partnership agreement or similar agreement of such Person, or (iv) any other form of entity or organization, the organizational documents analogous to the foregoing.

     "Original Effective Date": May 22, 1997.


     "Outstandings": as of any date and with respect to any Lender or the Issuing Bank, as the case may be, an amount equal to (a) with respect to such Lender, (i) the aggregate outstanding principal balance on such date of all the Loans of such Lender, plus (ii) the excess as of such date of (A) the aggregate sum of all payments made by such Lender on or after the Original Effective Date in participation of the Reimbursement Obligations, over (B) the aggregate sum of all reimbursements of such Lender on or after the Original Effective in respect thereof, and (b) with respect to the Issuing Bank, the excess of (i) the aggregate sum of all drafts honored on or after the Original Effective under all Letters of Credit issued by the Issuing Bank, over (ii) the aggregate sum of all payments made to the Issuing Bank on or after the Original Effective by the Borrower and the Lenders in reimbursement thereof or participation therein, as the case may be.

     "Outstanding Percentage": as of any date and with respect to any Lender or the Issuing Bank, as the case may be, a fraction, the numerator of which is the Outstandings of such Lender or the Issuing Bank, as the case may be, on such date, and the denominator of which is the aggregate Outstandings of the Issuing Bank and the Lenders on such date.

     "Pala Guaranty": the unsecured Guaranty, dated as of June 15, 2000, made by Anchor in favor of Bank of America, N.A., as administrative agent under the Pala Loan Agreement.

     "Pala Loan Agreement": the Loan Agreement, dated as of June 15, 2000, by and among Pala Band of Mission Indians, the lenders party thereto and Bank of America, N.A., as administrative agent.

     "Pension Plan": any "employee pension benefit plan" (as such term is defined in Section 3(3) of ERISA, other than a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by Borrower or any of its ERISA Affiliates or to which Borrower or any of its ERISA Affiliates contributes or has an obligation to contribute.

     "Permitted Acquisition": an Acquisition permitted by Section 8.3(d) or (e).

     "Permitted Lien": a Lien permitted to exist under Section 8.2.

     "Person": any individual, firm, partnership, limited liability company, joint venture, corporation, association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

     "Portion": as defined in Section 2.4(b).


     "Pricing Level": Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV or Pricing Level V, as applicable. In determining the appropriate Pricing Level, in the event that the Senior Debt Rating by Standard & Poor's and Moody's (i) is split-rated by one level, then the higher of such Senior Debt Ratings shall be used and (ii) is split-rated by more than one level, then the average of such Senior Debt Ratings (rounded to the nearest higher Senior Debt Rating) shall be used.

     "Pricing Level I": the applicable Pricing Level any time when (i) no Event of Default has occurred and is continuing and (ii) the Borrower's
Senior Debt Rating is equal to BBB or higher by Standard and Poor's or Baa2 or higher by Moody's.

     "Pricing Level II": the applicable Pricing Level any time when (i) no Event of Default has occurred and is continuing, (ii) the Borrower's Senior Debt Rating is equal to BBB- or higher by Standard and Poor's or Baa3 or higher by Moody's and (iii) Pricing Level I is not applicable.

     "Pricing Level III": the applicable Pricing Level any time when (i) no Event of Default has occurred and is continuing, (ii) the Borrower's Senior Debt Rating is equal to BB+ or higher by Standard and Poor's or Ba1 or higher by Moody's and (iii) neither Pricing Level I nor Pricing Level II is applicable.

     "Pricing Level IV": the applicable Pricing Level any time when (i) no Event of Default has occurred and is continuing, (ii) the Borrower's Senior Debt Rating is equal to BB or higher by Standard and Poor's or Ba2 or higher by Moody's and (iii) none of Pricing Level I, Pricing Level II or Pricing Level III are applicable.

     "Pricing Level V": the applicable Pricing Level any time when none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV are applicable.

     "Prohibited Transaction": a transaction which is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

     "Property": all types of real, personal, tangible, intangible or mixed property.

     "Proposed Bid Rate": as applied to any Remaining Interest Period with respect to a Lender's Competitive Bid Loan, the rate per annum that such Lender in good faith would have quoted to the Borrower had the Borrower requested that such Lender make a Competitive Bid Loan on the first day of such Remaining Interest Period, assuming no Default or Event of Default existed on such day and that the Borrower had the right to borrow hereunder on such day, such rate to be determined by such Lender in good faith in its sole discretion.

     "Proposed Lender": as defined in Section 3.12.

     "Real Property": all real property owned or leased by the Borrower or any of its Subsidiaries.

     "Regulatory Change": (i) the introduction or phasing in of any law, rule or regulation after the Relevant Date, (ii) the issuance or promulgation after the Relevant Date of any directive, guideline or request from any Governmental Authority (whether or not having the force of law), or (iii) any change after the Relevant Date in the interpretation of any existing law, rule, regulation, directive, guideline or request by any Governmental Authority charged with the administration thereof.

     "Reimbursement Agreement": as defined in Section 2.8(b).

     "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank for amounts drawn under a Letter of Credit.

     "Relevant Date": (i) with respect to any Lender party to the Original Credit Agreement on the Original Effective Date, the Original Effective Date and
(ii) with respect to any other Lender the date on which such Lender became a party hereto.

     "Remaining Interest Period": (i) in the event that the Borrower shall fail for any reason to borrow a Revolving Credit Loan in respect of which it shall have requested a Eurodollar Advance or convert an Advance to a Eurodollar Advance after it shall have notified the Administrative Agent of its intent to do so, a period equal to the Eurodollar Interest Period that the Borrower elected in respect of such Eurodollar Advance; (ii) in the event that the Borrower shall fail for any reason to borrow a Competitive Bid Loan after it shall have accepted one or more offers of Competitive Bid Loans, a period equal to the Competitive Interest Period that the Borrower elected in respect of such Competitive Bid Loan; (iii) in the event that a Eurodollar Advance or a Competitive Bid Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the remaining portion of such Interest Period if such Interest Period had not been so terminated; or (iv) in the event that the Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance or a Competitive Bid Loan prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such prepayment or repayment to but excluding the last day of such Interest Period.

     "Required Lenders": at any time (i) prior to the Commitment Termination Date, Lenders having Commitment Amounts greater than or equal to 51% of the Aggregate Commitment Amount, and (ii) at all other times, the Issuing Bank and the Lenders having Outstandings greater than or equal to 51% of the aggregate Outstandings of the Issuing Bank and the Lenders (or, if no there are no Outstandings at such time, Lenders having Commitment Amounts greater than or equal to 51% of the Aggregate Commitment Amount on the last day on which Commitments did exist).

     "Restricted Payment": as to any Person (i) any dividend or other distribution, direct or indirect, on account of any shares of Capital Stock or other equity interest in such Person now or hereafter outstanding (other than a dividend payable solely in shares of such Capital Stock) and (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition, direct or indirect, of any shares of any class of Capital Stock or other equity interest in such Person now or hereafter outstanding.

     "Revolving Credit Exposure": with respect to any Lender as of any date, the sum as of such date of (i) the outstanding principal balance of such Lender's Revolving Credit Loans, plus (ii) an amount equal to such Lender's Letter of Credit Exposure.

     "Revolving Credit Loan" and "Revolving Credit Loans": as defined in Section 2.1.

     "Revolving Credit Note" and "Revolving Credit Notes": as defined in Section 2.2.


     "SEC": the Securities and Exchange Commission or any Governmental Authority succeeding to the functions thereof.


     "Senior Debt Rating": at any date, the credit rating identified by Standard & Poor's or Moody's as the credit rating which (i) it has assigned to long term senior debt of the Borrower or (ii) would assign to long term senior debt of the Borrower were the Borrower to issue or have outstanding any long term senior debt on such date. If either (but not both) Moody's or Standard & Poor's shall cease to be in the business of rating corporate debt obligations, the Pricing Level shall be determined on the basis of the ratings provided by the other rating agency.

     "Senior Leverage Ratio": at any date of determination, the ratio of (i) Consolidated Total Debt minus Indebtedness subordinated to the Indebtedness under the Loan Document, on such date to (ii) Adjusted Consolidated EBITDA for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period. For purposes of this defined term, Consolidated Total Debt shall be adjusted so as to subtract from Consolidated Total Debt all cash and Cash Equivalents of the Borrower and its Subsidiaries (other than cash and Cash Equivalents in respect of Jackpot Assets), determined on a Consolidated basis in accordance with GAAP, on such date in excess of $10,000,000.

     "Senior Notes": collectively, the 7.875% Senior Notes and the 8.375% Senior Notes.

     "7.875% Senior Notes": the 7.875% Senior Notes due 2004 issued by the Borrower pursuant to the Indenture.

     "Significant Subsidiary" means, any License Subsidiary, any Guarantor and any other Subsidiary of the Borrower which, as of the last day of the most recently completed fiscal quarter, satisfies either of the following tests:

     (a) such Subsidiary's assets exceed 15% of Consolidated Total Assets (after intercompany eliminations), or

     (b) such  Subsidiary's  earnings before interest,  taxes,  depreciation and
amortization   (calculated  in  a  manner   comparable  to  the  calculation  of
Consolidated EBITDA) exceeds 15% of Consolidated EBITDA.

     "Special Counsel": Bryan Cave LLP, special counsel to the Administrative Agent.

     "Spin for Cash Joint Venture": the Borrower's joint venture with Anchor called Spin for Cash.

     "Spin for Cash Joint Venture Percentage": at any time prior to the Anchor Merger Date, the percentage ownership of the Borrower and its Subsidiaries in the Spin for Cash Joint Venture.

     "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     "Standby Letter of Credit": a Letter of Credit issued by the Issuing Bank hereunder other than a Documentary Letter of Credit, including direct-pay Letters of Credit.

     "Submission Deadline": as defined in Section 2.4(b).

     "Subsidiary": as to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which such Person or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the Managing Person, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

     "Suspended Covenants": as defined in Section 11.22.

     "Taxes": as defined in Section 3.10(a).

     "Tax on the Income": as defined in Section 3.10(a).

     "Total Facility Usage Percentage": as of any date, a fraction (expressed as a decimal) the numerator of which is theAggregate Credit Exposure, and the denominator of which is the Aggregate Commitment Amount.

     "Total Leverage Ratio": at any date of determination, the ratio of (i) Consolidated Total Debt on such date to (ii) Adjusted Consolidated EBITDA for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period. For purposes of this defined term, Consolidated Total Debt shall be adjusted so as to subtract from Consolidated Total Debt all cash and Cash Equivalents of the Borrower and its Subsidiaries (other than cash and Cash Equivalents in respect of Jackpot Assets), determined on a Consolidated basis in accordance with GAAP, on such date in excess of $10,000,000.

     "United States": the United States of America (including the States thereof and the District of Columbia).

     "Unqualified Amount": as defined in Section 3.1(c).

     "U.S. Person": as defined in Section 7701(a)(30) of the Code.

     "Utilization Fee": as defined in Section 3.2(d).

     "Type": with respect to any Revolving Credit Loan, the character of such Revolving Credit Loan as an ABR Advance or a Eurodollar Advance, each of which constitutes a type of loan.

   Section 1.2    Principles of Construction

     (a) All terms defined in a Loan Document shall have the meanings given such terms therein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant thereto, unless otherwise defined therein.

     (b) As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Article, Section, schedule and exhibit references contained therein shall refer to Articles or Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

     (d) The phrase "may not" is prohibitive and not permissive. The word "will" shall be construed to have the same meaning and effect as the word "shall".

     (e) Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person's successors and assigns and
(iv) the words "asset" and "Property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     (f) Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

     (g) Unless specifically provided in a Loan Document to the contrary, any reference to a time shall refer to such time in New York City.

     (h) Unless specifically provided in a Loan Document to the contrary, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     (i) References in any Loan Document to a fiscal period shall refer to that fiscal period of the Borrower.



ARTICLE 2.      AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT
                -----------------------------------------------


   Section 2.1    Revolving Credit Loans

     Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make revolving credit loans (each a "Revolving Credit Loan" and, as the context may require, collectively with all other Revolving Credit Loans of such Lender and with the Revolving Credit Loans of all other Lenders, the "Revolving Credit Loans") to the Borrower from time to time during the Commitment Period, provided that immediately after giving effect thereto (i) such Lender's Revolving Credit Exposure would not exceed such Lender's Commitment Amount, and (ii) the Aggregate Credit Exposure would not exceed the Aggregate Commitment Amount. During the Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Commitments, all in accordance with the terms and conditions of this Agreement. Subject to the provisions of Sections 2.3 and 3.3, at the option of the Borrower, Revolving Credit Loans may be made as one or more (i) ABR Advances, (ii) Eurodollar Advances or (iii) any combination thereof.

   Section 2.2    Revolving Credit Notes

     The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-1, with appropriate insertions therein as to date and principal amount (each, as indorsed or modified from time to time, a "Revolving Credit Note" and, collectively with the Revolving Credit Notes of all other Lenders, the "Revolving Credit Notes"), payable to the order of such Lender for the account of its Applicable Lending Office, dated the Restatement Date. The outstanding principal balance of the Revolving Credit Loans shall be due and payable on the Maturity Date.

   Section 2.3    Procedure for Borrowing Revolving Credit Loans

     (a) The Borrower may borrow under the Commitments on any Business Day during the Commitment Period, provided that the Borrower shall notify the Administrative Agent by the delivery of a Borrowing Request, which shall be sent by telecopy and shall be irrevocable (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Borrowing Request manually signed by the Borrower), no later than: 1:30 p.m., three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Advances and 1:30 p.m., on the requested Borrowing Date, in the case of ABR Advances, specifying (A) the aggregate principal amount to be borrowed under the Commitments, (B) the requested Borrowing Date, (C) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (D) if the borrowing is to consist of one or more Eurodollar Advances, the length of the Interest Period for each such Eurodollar Advance. Each (i) Eurodollar Advance to be made on a Borrowing Date, when aggregated with all amounts to be converted to a Eurodollar Advance on such date and having the same Interest Period as such first Eurodollar Advance, shall equal no less than $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof, and (ii) each ABR Advance made on each Borrowing Date shall equal no less than $1,000,000 or such amount plus a whole multiple of $200,000 in excess thereof or, if less, the unused portion of the Aggregate Commitment Amount.

     (b) Upon receipt of each Borrowing Request, the Administrative Agent shall promptly notify each Lender thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Lender will make the amount of its Commitment Percentage of the requested Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent set forth in Section 11.2 not later than 3:30 p.m. on the relevant Borrowing Date requested by the Borrower, in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be made available on such date to the Borrower by the Administrative Agent at the office of the Administrative Agent specified in

Section 11.2 by wire transfer to the bank account specified by the Borrower in the Account Designation Letter on file with the Administrative Agent, it being understood that for all purposes under this Agreement, the Administrative Agent may rely and shall be fully protected in relying on an Account Designation Letter until it receives written instructions from an Authorized Signatory of the Borrower to the contrary.

     (c) Unless the Administrative Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be promptly confirmed by telecopy or other writing) that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the Revolving Credit Loans requested by the Borrower, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the Borrowing Date in accordance with this Section, provided that such Lender received notice of the requested Revolving Credit Loans from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on the Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made its Commitment Percentage of such Revolving Credit Loans available to the Administrative Agent and such Lender shall not have provided such prior notice to the Administrative Agent pursuant to the previous sentence, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower to the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate set forth in
Section 3.1 for ABR Advances, and, in the case of such Lender, at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such and the Federal Funds Rate plus 2% thereafter payment until the date such payment is received by the Administrative Agent. Such payment by the Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Revolving Credit Loan as part of the Revolving Credit Loans for purposes of this Agreement, which Revolving Credit Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Revolving Credit Loans, it being understood that the Borrower shall have no obligation to pay interest to such Lender on such corresponding amount to the extent that it shall have paid interest thereon to the Administrative Agent for the period during which such amount was made available to the Borrower by the Administrative Agent.

     (d) If a Lender makes a new Revolving Credit Loan on a Borrowing Date on which the Borrower is to repay a Loan from such Lender, such Lender shall apply the proceeds of such new Revolving Credit Loan to make such repayment, and only the excess of the proceeds of such new Revolving Credit Loan over the Loan being repaid need be made available to the Administrative Agent.

   Section 2.4    Competitive Bid Loans; Procedure

     (a) The Borrower may, provided no Default or Event of Default shall then exist or be continuing, make a request for a Competitive Bid Loan by delivering a Competitive Bid Request to the Administrative Agent as set forth below by 1:30 p.m. at least one Business Day prior to the proposed Borrowing Date. Each Competitive Bid Request given to the Administrative Agent (which shall promptly on the same day give notice thereof to each Lender by telecopy transmission of an Invitation to Bid if the Competitive Bid Request is not rejected pursuant to this Section) shall be given in writing by telecopy transmission (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Competitive Bid Request manually signed by the Borrower), and shall specify (i) the proposed Borrowing Date, which shall be a Business Day, (ii) the aggregate amount of the requested Competitive Bid Loans (the "Maximum Request"), which shall be in a principal amount equal to $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof,
(iii) the Competitive Interest Period(s) therefor and the last day of each such Competitive Interest Period, and (iv) if more than one Competitive Interest Period is so specified, the principal amount allocable to each such Competitive Interest Period (which amount shall not be less than $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof); provided, however, that immediately after giving effect to the requested Competitive Bid Loan, the Aggregate Credit Exposure shall not exceed the Aggregate Commitment Amount. A Competitive Bid Request that does not conform substantially to the form of
Exhibit I shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection. Notwithstanding anything contained herein to the contrary, (i) not more than three Competitive Interest Periods may be requested pursuant to any Competitive Bid Request, and (ii) not more than eight Competitive Bid Loans may be outstanding in the aggregate at any one time, provided, however, that at no time shall the number of the Competitive Interest Periods in respect of outstanding Competitive Bid Loans and Eurodollar Interest Periods in respect of outstanding Eurodollar Advances exceed ten.

     (b) Each Lender in its sole discretion may (but is not obligated to) submit one or more Competitive Bids to the Administrative Agent not later than 12:00 noon on the proposed Borrowing Date specified in such Competitive Bid Request (such time being herein called the "Submission Deadline"), by telecopy or other writing, and thereby irrevocably offer to make all or any part (any such part referred to as a "Portion") of any Competitive Bid Loan described in the relevant Competitive Bid Request at a rate of interest per annum (each a "Bid Rate") specified therein in an aggregate principal amount of not less than $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof, provided that Competitive Bids submitted by BNY may only be submitted if BNY notifies the Borrower of the terms of its Competitive Bid not later than thirty minutes prior to the Submission Deadline. Multiple Competitive Bids may be delivered to the Administrative Agent by a Lender. The aggregate Portions of Competitive Bid Loans for any or all Competitive Interest Periods offered by each Lender in its Competitive Bid may exceed the Maximum Request contained in the relevant Competitive Bid Request, provided that each Competitive Bid shall set forth the maximum aggregate amount of the Competitive Bid Loans offered thereby which the Borrower may accept (the "Maximum Offer"), which Maximum Offer shall not exceed the Maximum Request. If the Administrative Agent has not received a Competitive Bid from any Lender by the Submission Deadline, such Lender shall be deemed not to have made a Competitive Bid and shall not be permitted or obligated to make a Competitive Bid Loan on the proposed Borrowing Date.

     (c) The Administrative Agent shall promptly give notice by telephone (promptly confirmed by telecopy or other writing) to the Borrower of all Competitive Bids received by the Administrative Agent prior to the Submission Deadline which comply in all material respects with this Section. The Borrower, shall, in its sole discretion, but subject to Section 2.4(d), irrevocably accept or reject any such Competitive Bid (or any Portion thereof) not later than 12:30 p.m. on the day of the Submission Deadline by notice to the Administrative Agent by telephone (confirmed by telecopy or other writing in the form of a
Competitive Bid Accept/Reject Letter promptly the same day). Promptly upon receipt by the Administrative Agent of such a Competitive Bid Accept/Reject Letter, the Administrative Agent will give notice to each Lender that submitted a Competitive Bid as to the extent, if any, that such Lender's Competitive Bid shall have been accepted. If the Administrative Agent fails to receive notice from the Borrower of its acceptance or rejection of any Competitive Bids at or prior to 1:00 p.m. on the day of the Submission Deadline, all such Competitive Bids shall be deemed to have been rejected by the Borrower, and the Administrative Agent will give to each Lender that submitted a Competitive Bid notice of such rejection by telephone on such day. In due course following the acceptance of any Competitive Bid, the Administrative Agent shall notify each Lender which submitted a Competitive Bid, in the form of a Competitive Bid Loan Confirmation, of the amount, maturity date and Bid Rate for each Competitive Bid Loan.

     (d) If the Borrower accepts a Portion of a proposed Competitive Bid Loan for a single Competitive Interest Period at the Bid Rate provided therefor in a Lender's Competitive Bid, such Portion shall be in a principal amount of $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof (subject to such lesser allocation as may be made pursuant to the provisions of this Section 2.4(d)). The aggregate principal amount of Competitive Bid Loans accepted by the Borrower following Competitive Bids responding to a Competitive Bid Request shall not exceed the Maximum Request. The aggregate principal amount of Competitive Bid Loans accepted by the Borrower pursuant to a Lender's Competitive Bid shall not exceed the Maximum Offer therein contained. If the Borrower accepts any Competitive Bid Loans or Portion offered in any Competitive Bid, the Borrower must accept Competitive Bids (and Competitive Bid Loans and Portions thereby offered) based exclusively upon the successively lowest Bid Rates within each Competitive Interest Period and no other criteria. If two or more Lenders submit Competitive Bids with identical Bid Rates for the same Competitive Interest Period and the Borrower accepts any thereof, the Borrower shall, subject to the first three sentences of this Section 2.4(d), accept all such Competitive Bids as nearly as possible in proportion to the amounts of such Lender's respective Competitive Bids with identical Bid Rates for such Competitive Interest Period, provided, that if the amount of Competitive Bid Loans to be so allocated is not sufficient to enable each such Lender to make such Competitive Bid Loan (or Portions thereof) in an aggregate principal amount of $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof, the Borrower shall round the Competitive Bid Loans (or Portions thereof) allocated to such Lender or Lenders as the Borrower shall select as necessary to a minimum of $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof.

     (e) Not later than 2:30 p.m. on the relevant Borrowing Date, each Lender whose Competitive Bid was accepted by the Borrower shall make available to the Administrative Agent at its office set forth in Section 11.2, in immediately available funds, the proceeds of such Lender's Competitive Bid Loan(s). The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be made available by the Administrative Agent in like funds as received on such Borrowing Date to the Borrower by the Administrative Agent at the office of the Administrative Agent set forth in Section 11.2 by wire transfer to the bank account specified by the Borrower in the Account Designation Letter on file with the Administrative Agent.

     (f) All notices required by this Section 2.4 shall be given in accordance with Section 11.2.

     (g) The Competitive Bid Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-2 (each, as indorsed or modified from time to time, a "Competitive Bid Note" and, collectively with the Competitive Bid Notes of all other Lenders, the "Competitive Bid Notes"), payable to the order of such Lender for the account of its Applicable Lending Office, and dated the Restatement Date. Each Competitive Bid Loan shall be due and payable on the earlier of (i) the last day of the Competitive Interest Period applicable thereto and (ii) the Maturity Date. Competitive Bid Loans may not be prepaid.

   Section 2.5    Termination, Reduction or Increase of Commitments

     (a) Voluntary Reductions. The Borrower shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent, (i) at any time when the Aggregate Credit Exposure shall be zero (and no Borrowing Request, Letter of Credit Request or Competitive Bid Request shall be pending), to terminate the Commitments of all of the Lenders, and (ii) at any time and from time to time when the Aggregate Commitment Amount shall exceed the Aggregate Credit Exposure, to permanently reduce the Aggregate Commitment Amount by a sum not greater than the amount of such excess, provided, however, that any partial reduction shall be in the amount of $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof.

     (b) Mandatory Reductions Relating to Dispositions. The Aggregate Commitment Amount shall be permanently reduced by the amounts, at the times and to the extent required by Section 8.4(c).

     (c) In General. Each reduction of the Aggregate Commitment Amount shall be made by reducing each Lender's Commitment Amount by an amount equal to such Lender's Commitment Percentage of such reduction. Simultaneously with each reduction of the Aggregate Commitment Amount under this Section, the Borrower shall pay the Facility Fee accrued on the amount by which the Aggregate Commitment Amount has been reduced.

     (d) Increases. The Borrower may at any time and from time to time, at its sole cost, expense and effort, request any one or more of the Lenders to increase its Commitment Amount (the decision to increase the Commitment Amount of a Lender to be within the sole and absolute discretion of such Lender), or any other Person reasonably satisfactory to the Administrative Agent and the Issuing Bank to provide a new Commitment, by submitting an Increase Supplement duly executed by the Borrower and each such Lender or other Person, as the case may be. If such Increase Supplement is in the form of Exhibit G and properly completed and executed, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or other Person, as the case may be. Upon execution and delivery of such Increase Supplement by the Administrative Agent, (i) in the case of each such Lender, such Lender's Commitment Amount shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other Person, such other Person shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" as set forth in such Increase Supplement, and
(iii) in each case, the Commitment Amount of such Lender or such other Person, as the case may be, shall be as set forth in the applicable Increase Supplement; provided, however, that:

               (A)  immediately  after  giving  effect  thereto,  the sum of all
          increases  in  the  Aggregate   Commitment  Amount  shall  not  exceed
          $190,000,000

               (B) each such increase shall be in an amount not less than $25,000,000;

               (C) if Revolving Credit Loans would be outstanding immediately after giving effect to each such increase, then simultaneously with such increase (1) each such Lender, each such other Person and each other Lender shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit H, pursuant to which each such other Lender shall have assigned to each such Lender and each such other Person a portion of its Revolving Credit Loans necessary to reflect proportionately the Commitment Amounts as adjusted in accordance with this subsection (d), and (2) in connection with such assignment, each such Lender and each such other Person shall pay to the Administrative Agent, for the account of the other Lenders, such amount as shall be necessary to appropriately reflect the assignment to it of Revolving Credit Loans, and in connection with such master assignment each such other Lender may treat the assignment of Eurodollar Advances as a prepayment of such Eurodollar Advances for purposes of Section 3.5;

               (D) each such other Person shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.10; and

               (E) the Borrower shall have delivered to the Administrative Agent and each Lender a certificate of a Financial Officer demonstrating pro-forma compliance with the terms of this Agreement through the Maturity Date and the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

   Section 2.6    Prepayments of the Loans

     (a) Voluntary Prepayments. The Borrower may, at its option, prepay the Revolving Credit Loans without premium or penalty (but subject to Section 3.5), in full at any time or in part from time to time by notifying the Administrative Agent in writing no later than 1:00 p.m. on the proposed prepayment date, in the case of Revolving Credit Loans consisting of ABR Advances and at least three Business Days prior to the proposed prepayment date, in the case of Revolving Credit Loans consisting of Eurodollar Advances, specifying whether the Revolving Credit Loans to be prepaid consist of ABR Advances, Eurodollar Advances, or a combination thereof, the amount to be prepaid and the date of prepayment. Each such notice shall be irrevocable and the amount specified in each such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Each partial prepayment of the Revolving Credit Loans pursuant to this subsection shall be in an aggregate principal amount of $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof, or, if less, the outstanding principal balance of the Revolving Credit Loans. After giving effect to any partial prepayment with respect to Eurodollar Advances which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, the outstanding principal balance of such Eurodollar Advances shall exceed (subject to Section 3.3) $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof. Competitive Bid Loans may not be prepaid.

     (b)  Mandatory   Prepayments  of  Loans  Relating  to  Termination  of  the
Commitments and Reductions of the Aggregate Commitment Amount. Upon any termination of the Commitments of all of the Lenders, the Borrower shall prepay the outstanding principal balance of the Revolving Credit Loans and deposit into the Cash Collateral Account an amount which would cause the balance on deposit in the Cash Collateral Account to equal or exceed an amount equal to (i) the aggregate outstanding principal balance of the Competitive Bid Loans, plus (ii) the Letter of Credit Exposure of all Lenders. Upon each reduction of the Aggregate Commitment Amount, if the Aggregate Credit Exposure would exceed the Aggregate Commitment Amount as so reduced, the Borrower shall either (A) prepay the Revolving Credit Loans, or (B) make a deposit into the Cash Collateral Account, or both, so that Aggregate Commitment Amount as so reduced plus the balance on deposit in the Cash Collateral Account would exceed the Aggregate Credit Exposure.

     (c) In General. Simultaneously with each prepayment of a Loan, the Borrower shall prepay all accrued interest on the amount prepaid through the date of prepayment. Each prepayment under subsection (b) above, shall be applied (i) first, to the outstanding principal amount of the Revolving Credit Loans, and
(ii) second, to the outstanding principal amount of the Competitive Bid Loans, ratably among the Lenders holding Competitive Bid Loans in proportion to the aggregate principal amount of Competitive Bid Loans held by each. Unless otherwise specified by the Borrower, each prepayment of Revolving Credit Loans shall first be applied to ABR Advances. If any prepayment is made in respect of any Eurodollar Advance, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 3.5.

   Section 2.7    Use of Proceeds

     The Borrower agrees that the proceeds of the Loans shall be used solely, directly or indirectly, to (i) pay all of the Fees due hereunder, (ii) pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the Loan Documents and (iii) for the Borrower's general corporate purposes not inconsistent with the provisions hereof, including the repurchase of the Capital Stock of the Borrower, the repayment of amounts due in respect of the Senior Notes or the prepayment thereof and, in connection with the consummation of the Anchor Merger, to make an equity contribution to Anchor to enable Anchor to repay the Anchor Bank Debt. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower agrees that no part of the proceeds of any Loan will be used, directly or indirectly, for a purpose which violates any law, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended.

   Section 2.8    Letter of Credit Sub-Facility

     (a) Subject to the terms and conditions of this Agreement, the Issuing Bank agrees, in reliance on the agreement of the other Lenders set forth in Section 2.9, to issue Documentary Letters of Credit and Standby Letters of Credit (collectively, the "Letters of Credit"; each, individually, a "Letter of Credit") during the Commitment Period for the account of the Borrower, provided that immediately after the issuance of each Letter of Credit (i) the Letter of Credit Exposure of all Lenders (whether or not the conditions for drawing under any Letter of Credit have or may be satisfied) would not exceed the Letter of Credit Commitment Amount and (ii) the Aggregate Credit Exposure would not exceed the Aggregate Commitment Amount. Each Letter of Credit issued pursuant to this Section shall have an expiration date which shall be not later than the earlier of (i) twelve months after the date of issuance thereof or (ii) ten Business Days before the Maturity Date. No Letter of Credit shall be issued if the Administrative Agent, the Issuing Bank or any Lender by notice to the Administrative Agent no later than 1:00 p.m. one Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that any condition set forth in Article 5 or 6 has not been satisfied.

     (b) Each Letter of Credit shall be issued for the account of the Borrower in support of an obligation of the Borrower in favor of a beneficiary who has requested the issuance of such Letter of Credit as a condition to a transaction entered into in connection with the Borrower's ordinary course of business. The Borrower shall give the Administrative Agent a Letter of Credit Request for the issuance of each Letter of Credit by 1:00 p.m., three Business Days prior to the requested date of issuance. Each Letter of Credit Request shall be accompanied by the Issuing Bank's standard Application and Agreement for Standby Letter of Credit or Application and Agreement for Commercial Letter of Credit, as applicable (each, a "Reimbursement Agreement"), executed by an Authorized Signatory of the Borrower, and shall specify (i) whether the requested Letter of Credit is a Documentary Letter of Credit or a Standby Letter of Credit, (ii) the beneficiary of such Letter of Credit and the obligations of the Borrower in respect of which such Letter of Credit is to be issued, (iii) the Borrower's proposal as to the conditions under which a drawing may be made under such Letter of Credit and the documentation to be required in respect thereof, (iv) the maximum amount to be available under such Letter of Credit, and (v) the requested dates of issuance and expiration. Upon receipt of such Letter of Credit Request from the Borrower, the Administrative Agent shall promptly notify the Issuing Bank and each other Lender thereof. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Bank, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as the Issuing Bank shall reasonably require. Each Letter of Credit shall be used solely for the purposes described therein. The Issuing Bank shall, on the proposed date of issuance and subject to the terms and conditions of the Reimbursement Agreement and to the other terms and conditions of this Agreement, issue the requested Letter of Credit.

     (c) Each payment by the Issuing Bank of a draft drawn under a Letter of Credit shall give rise to an obligation on the part of the Borrower to reimburse the Issuing Bank immediately for the amount thereof.

   Section 2.9    Letter of Credit Participation and Funding Commitments

     (a) Each Lender hereby unconditionally, irrevocably and severally (and not jointly) for itself only, without any notice to or the taking of any action by such Lender, takes upon the date of issuance with respect to each Letter of Credit, an undivided participating interest in the obligations of the Issuing Bank under and in connection with each Letter of Credit, in an amount equal to such Lender's Commitment Percentage of the amount of such Letter of Credit. Each Lender shall be liable to the Issuing Bank for its Commitment Percentage of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to Section 2.8(c) and 2.10 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

     (b) The Issuing Bank will promptly notify the Administrative Agent, and the Administrative Agent will promptly notify each Lender (which notice shall be promptly confirmed in writing) of the date and the amount of any draft presented under any Letter of Credit with respect to which full reimbursement of payment is not made by the Borrower as provided in Section 2.8(c), and forthwith upon receipt of such notice, such Lender (other than the Issuing Bank in its capacity as a Lender in the case of an unreimbursed drawing under a Letter of Credit) shall make available to the Administrative Agent for the account of the Issuing Bank its Commitment Percentage of the amount of such unreimbursed draft at the office of the Administrative Agent specified in Section 11.2, in lawful money of the United States and in immediately available funds, before 4:00 p.m., on the day such notice was given by the Administrative Agent, if the relevant notice was given by the Administrative Agent at or prior to 1:00 p.m. on such day, and before 12:00 noon, on the next Business Day, if the relevant notice was given by the Administrative Agent after 1:00 p.m. on such day. The Administrative Agent shall distribute the payments made by each Lender (other than the Issuing Bank in its capacity as a Lender in the case of an unreimbursed drawing under a Letter of Credit) pursuant to the immediately preceding sentence to the Issuing Bank promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Administrative Agent and the Issuing Bank from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses payable to the Issuing Bank as the issuer of the relevant Letter of Credit) resulting from any failure on the part of such Lender to provide, or from any delay in providing, the Administrative Agent with such Lender's Commitment Percentage of the amount of any payment made by the Issuing Bank under a Letter of Credit in accordance with this subsection (b) (except in respect of losses, liabilities or other obligations suffered by the Issuing Bank resulting from its gross negligence or willful misconduct). If a Lender does not make available to the Administrative Agent when due such Lender's Commitment Percentage of any unreimbursed payment made by the Issuing Bank, under a Letter of Credit (other than payments made by the Issuing Bank by reason of its gross negligence or willful misconduct), such Lender shall be required to pay interest to the Administrative Agent for the account of the Issuing Bank on such Lender's Commitment Percentage of such amount at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such payment, and the Federal Funds Rate plus 2% thereafter, until the date such payment is received by the Administrative Agent. The Administrative Agent shall distribute such interest payments to the Issuing Bank upon receipt thereof in like funds as received.

     (c) Whenever the Administrative Agent is reimbursed by the Borrower, for the account of the Issuing Bank for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender in respect of its Commitment Percentage of the amount of such payment under such Letter of Credit, the Administrative Agent (or the Issuing Bank to the extent that the Administrative Agent has paid the same to it) will pay over such payment to such Lender (i) before 4:00 p.m. on the Business Day such payment from the Borrower is received, if such payment is received at or prior to 1:00 p.m. on such day, or (ii) before 1:00 p.m. on the next succeeding Business Day, if such payment from the Borrower is received after 1:00 p.m. on such day.

   Section 2.10   Absolute Obligation With Respect to Letter of Credit Payments

     The Borrower's obligation to reimburse the Administrative Agent for the account of the Issuing Bank in respect of a Letter of Credit for each payment made under or in respect of such Letter of Credit shall be absolute and unconditional and joint and several under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, or the Issuing Bank, as issuer of such Letter of Credit, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit; provided, however, that with respect to any Letter of Credit, the foregoing shall not relieve the Issuing Bank of any liability it may have to the Borrower for any actual damages sustained by the Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Issuing Bank's gross negligence or willful misconduct.

   Section 2.11   Payments

     (a) Each payment, including each prepayment, of principal and interest on the Revolving Credit Loans, of the Facility Fee, the Utilization Fee, the Letter of Credit Commissions and of all of the other fees to be paid to the Administrative Agent and the Lenders in connection with this Agreement (the Facility Fee, the Utilization Fee and the Letter of Credit Commissions, together with all of such other fees, being sometimes hereinafter collectively referred to as the "Fees") shall be made by the Borrower prior to 4:00 p.m. on the date such payment is due to the Administrative Agent for the account of the applicable Lenders at the Administrative Agent's office specified in Section 11.2, in each case in lawful money of the United States, in immediately available funds and without set-off or counterclaim. As between the Borrower and the Lenders, any payment by the Borrower to the Administrative Agent for the account of the Lenders shall be deemed to be payment by the Borrower to the Lenders. The failure of the Borrower to make any such payment by such time shall not constitute a Default, provided that such payment is made on such due date, but any such payment made after 4:00 p.m. on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Revolving Credit Loans. Subject to Section 9.2(b), promptly upon receipt by the Administrative Agent of each payment, including each prepayment, pursuant to this Section, the Administrative Agent shall remit such payment in like funds as received as follows: (i) in the case of the Facility Fee and the Letter of Credit Commissions to each Lender according to its Commitment Percentage, and (ii) in the case of principal and interest on the Loans, to each Lender pro rata according to its Outstanding Percentage of the amount of principal or interest, as the case may be, which is then due and payable to the Lenders.

     (b) If any payment hereunder, under the Notes or under any Reimbursement Agreement shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided in the definition of Eurodollar Interest Period) shall be extended to the next Business Day and (except with respect to payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that if such next Business Day is after the Maturity Date, any such payment shall be due on the immediately preceding Business Day.

     (c) If the Lenders make Revolving Credit Loans on a Borrowing Date on which the Borrower is to repay a Competitive Bid Loan, if so requested in writing by the Borrower, the Administrative Agent shall apply the specified portion proceeds of such Revolving Credit Loans to make such repayment, and only the excess of the proceeds of such Revolving Credit Loans over the Competitive Bid Loan being repaid need be made available to the Borrower.

   Section 2.12   Cash Collateral Account

     At, or at any time before, the time the Borrower shall be required to make a deposit into the Cash Collateral Account pursuant to Section 2.6(b), the Administrative Agent shall establish and maintain at its offices at One Wall Street, New York, New York in the name of the Borrower but under the sole dominion and control of the Administrative Agent, a cash collateral account designated as "International Game Technology/Cash Collateral Account" (the "Cash Collateral Account"). The Borrower hereby pledges to the Administrative Agent for its benefit, the benefit of the Administrative Agent, the Issuing Bank and the pro rata benefit of the Lenders, a Lien on and security interest in the Cash Collateral Account and all sums at any time and from time to time on deposit therein (the Cash Collateral Account, together with all sums on deposit therein, being sometimes hereinafter collectively referred to as the "Cash Collateral"), as collateral security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of all the obligations of the Borrower under the Loan Documents (the "Obligations"). The Borrower agrees that at any time and from time to time at its expense, it will promptly execute and deliver to the Administrative Agent any further instruments and documents, and take any further actions, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Cash Collateral. The Borrower agrees that it will not (i) sell or otherwise dispose of any of the Cash Collateral, or (ii) create or permit to exist any Lien upon any of the Cash Collateral, except for Permitted Liens. The Borrower hereby authorizes the Administrative Agent, promptly after each drawing under any Letter of Credit shall become due and payable, to apply any and all cash on deposit in the Cash Collateral Account towards the reimbursement of the Issuing Bank for all sums paid in respect of such drawing, and all other Obligations which shall then be due and owing.

ARTICLE 3.      INTEREST, FEES, YIELD PROTECTIONS, ETC.
                ---------------------------------------


   Section 3.1    Interest Rate and Payment Dates

     (a) Prior to Maturity. Except as otherwise provided in Section 3.1(b) and 3.1(c), prior to maturity, the Loans shall bear interest on the outstanding principal balance thereof at the applicable interest rate or rates per annum set forth below:

============================== =============================================
       ADVANCES/LOANS                                RATE
------------------------------ ---------------------------------------------
      Each ABR Advance         Alternate Base Rate
------------------------------ ---------------------------------------------
------------------------------ ---------------------------------------------
   Each Eurodollar Advance     Eurodollar Rate applicable thereto plus the
                               Applicable Margin
------------------------------ ---------------------------------------------
------------------------------ ---------------------------------------------
  Each Competitive Bid Loan    Competitive Bid Rate applicable thereto
============================== =============================================

     (b) Late Charges. Upon the occurrence and during the continuance of an Event of Default under Sections 9.1(a) or (b), the unpaid principal balance of the Loans shall bear interest payable on demand at a rate per annum (whether before or after the entry of a judgment thereon) equal to (i) in the case of each Competitive Bid Loan, 2% plus the Alternate Base Rate and (ii) in all other cases, 2% plus the rate which would otherwise be applicable under Section 3.1(a), and any overdue Reimbursement Obligation, interest or other amount payable under the Loan Documents shall bear interest (whether before or after the entry of a judgment thereon) payable on demand at a rate per annum equal to 2% plus the Alternate Base Rate.

     (c) Highest Lawful Rate. At no time shall the interest rate payable on the Loans of any Lender, together with the Fees and all other amounts payable under the Loan Documents to such Lender, to the extent the same are construed to constitute interest, exceed the Highest Lawful Rate applicable to such Lender. If with respect to any Lender for any period during the term of this Agreement, any amount paid to such Lender under the Loan Documents, to the extent the same shall (but for the provisions of this Section) constitute or be deemed to constitute interest, would exceed the maximum amount of interest permitted by the Highest Lawful Rate applicable to such Lender during such period (such amount being hereinafter referred to as an "Unqualified Amount"), then (i) such Unqualified Amount shall be applied or shall be deemed to have been applied as a prepayment of the Loans of such Lender, and (ii) if in any subsequent period during the term of this Agreement, all amounts payable under the Loan Documents to such Lender in respect of such period which constitute or shall be deemed to constitute interest shall be less than the maximum amount of interest permitted by the Highest Lawful Rate applicable to such Lender during such period, then the Borrower shall pay to such Lender in respect of such period an amount (each a "Compensatory Interest Payment") equal to the lesser of (x) a sum which, when added to all such amounts, would equal the maximum amount of interest permitted by the Highest Lawful Rate applicable to such Lender during such period, and (y) an amount equal to the Unqualified Amount less all other Compensatory Interest Payments made in respect thereof.

     (d) In General. Interest on (i) ABR Advances to the extent based on the BNY Rate shall be calculated on the basis of a 365 or 366-day year (as the case may be), and (ii) ABR Advances to the extent based on the Federal Funds Rate, on Eurodollar Advances and on Competitive Bid Loans shall be calculated on the basis of a 360-day year, in each case, for the actual number of days elapsed. Except as otherwise provided in Section 3.1(b), interest shall be payable in arrears on each Interest Payment Date and upon each payment (including prepayment) of the Loans. Any change in the interest rate on the Revolving Credit Loans resulting from a change in the Alternate Base Rate or reserve requirements shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in the BNY Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate or a Eurodollar Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on all parties hereto absent manifest error. The Borrower acknowledges that to the extent interest payable on ABR Advances is based on the BNY Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the BNY Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

   Section 3.2    Fees

     (a) Facility Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, a fee (the "Facility Fee"), during the period from the Restatement Date through the Maturity Date, at a rate per annum equal to the Applicable Fee Percentage on the average daily Aggregate Commitment Amount, regardless of usage. The Facility Fee shall be payable (i) quarterly in arrears on the last day of each March, June, September and December during such period commencing on the first such day following the Restatement Date, (ii) on the date of any reduction in the Aggregate Commitment Amount (to the extent of such reduction) and (iii) on the Maturity Date. The Facility Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The
Administrative Agent shall bill the Borrower for the amount due at least two days prior to the date on which such Facility Fees are due, provided that any failure of the Administrative Agent to render such bill shall in no way affect the Borrower's obligation to pay such Facility Fees at such specified times.

     (b) Letter of Credit Commissions. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, commissions (the "Letter of Credit Commissions") in connection with the Letters of Credit for the period from and including the date of issuance of each Letter of Credit to and including the expiration date thereof at a rate per annum equal to the Applicable Margin in effect on the date of issuance thereof on the average daily maximum amount available under any contingency to be drawn under such Letter of Credit. The Letter of Credit
Commissions shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed and (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the date that the Commitments shall expire. In addition to the Letter of Credit Commissions, the Borrower agrees to pay to the Issuing Bank, for its own account, its standard fees and charges customarily charged to customers similar to the Borrower with respect to any Letter of Credit.

     (c) Administrative Agent's and Issuing Bank's Fees. The Borrower agrees to pay to the Administrative Agent and the Issuing Bank, for their own respective accounts, such other fees as have been agreed to in writing by the Borrower, the Administrative Agent and the Issuing Bank.

     (d) Utilization Fee. The Borrower agrees to pay to the Administrative Agent, for the account of (i) in respect of Revolving Credit Loans and Letter of Credit Exposure, the Lenders in accordance with each Lender's Commitment Percentage, and (ii) in respect of Competitive Bid Loans, each Lender making a Competitive Bid Loan during such period pro rata among all such Lenders, a fee (the "Utilization Fee"), during the period from the Restatement Date through the Maturity Date, at a rate per annum equal to 0.125% on the average daily amount during any period when the Total Facility Usage Percentage is greater than 50%. The Utilization Fee shall be payable (A) quarterly in arrears on the last day of each March, June, September and December during such period commencing on the first such day following the Restatement Date, and (B) on the Maturity Date. The Utilization Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Administrative Agent shall bill the Borrower for the amount due at least two days prior to the date on which such Utilization Fees are due, provided that any failure of the Administrative Agent to render such bill shall in no way affect the Borrower's obligation to pay such Utilization Fees at such specified times.

   Section 3.3    Conversions

     (a) The Borrower may elect from time to time to convert one or more Eurodollar Advances to ABR Advances by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election, specifying the amount to be converted, provided, that any such conversion of Eurodollar Advances shall only be made on the last day of the Eurodollar Interest Period applicable thereto. In addition, the Borrower may elect from time to time to convert (i) ABR Advances to Eurodollar Advances and (ii) Eurodollar Advances to new Eurodollar Advances by selecting a new Eurodollar Interest Period therefor, in each case by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election, in the case of a conversion to Eurodollar Advances specifying the amount to be so converted and the initial Eurodollar Interest Period relating thereto, provided that any such conversion of ABR Advances to Eurodollar Advances shall only be made on a Business Day and any such conversion of Eurodollar Advances to new Eurodollar Advances shall only be made on the last day of the Eurodollar Interest Period applicable to the Eurodollar Advances which are to be converted to such new Eurodollar Advances. Each such notice shall be irrevocable and shall be given by the delivery by telecopy of a Notice of Conversion (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Notice of Conversion manually signed by the Borrower). The Administrative Agent shall promptly provide the Lenders with notice of each such election. Advances may be converted pursuant to this Section in whole or in part, provided that the amount to be converted to each Eurodollar Advance, when aggregated with any Eurodollar Advance to be made on such date in accordance with Section 2.3 and having the same Eurodollar Interest Period as such first Eurodollar Advance, shall equal no less than $2,500,000 or such amount plus a whole multiple of $500,000 in excess thereof.

     (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of a Default or an Event of Default, the Borrower shall have no right to elect to convert any existing ABR Advance to a new Eurodollar Advance or to convert any existing Eurodollar Advance to a new Eurodollar Advance. In such event, all ABR Advances shall be automatically continued as ABR Advances and all Eurodollar Advances shall be automatically converted to ABR Advances on the last day of the Eurodollar Interest Period applicable to such Eurodollar Advance.

     (c) Each conversion shall be effected by each Lender by applying the proceeds of its new ABR Advance or Eurodollar Advance, as the case may be, to its Advances (or portion thereof) being converted (it being understood that any such conversion shall not constitute a borrowing for purposes of Articles 4, 5 or 6).

     (d) Competitive Bid Loans may not be converted.

   Section 3.4    Concerning Eurodollar Interest Periods

     Notwithstanding any other provision of any Loan Document:

     (a) If the Borrower  shall have failed to elect a Eurodollar  Advance under
Section 2.3 or 3.3, as the case may be, in connection with any borrowing of new Revolving Credit Loans or expiration of an Eurodollar Interest Period with respect to any existing Eurodollar Advance, the amount of the Revolving Credit Loans subject to such borrowing or such existing Eurodollar Advance shall thereafter be an ABR Advance until such time, if any, as the Borrower shall elect a new Eurodollar Advance pursuant to Section 3.3.

     (b) No Eurodollar Interest Period selected in respect of the conversion of any Eurodollar Advance comprising a Revolving Credit Loan shall end after the Maturity Date.

     (c) The Borrower shall not be permitted to have more than ten Eurodollar Advances outstanding at any one time, it being agreed that each borrowing of a

Eurodollar Advance pursuant to a single Borrowing Request shall constitute the making of one Eurodollar Advance for the purpose of calculating such limitation.

   Section 3.5    Break Funding Payments

     In the event of (a) the payment or prepayment (voluntary or otherwise) of any principal of any Eurodollar Loan or Competitive Bid Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan or Competitive Bid Loan on the date specified in any Borrowing Request, Notice of Conversion or Competitive Bid Accept/Reject Letter delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan or or Competitive Bid Loan other than on the last day of the Interest Period or maturity date applicable thereto as a result of a request by the Borrower pursuant to Section 3.12, then, in any such event, the Borrower shall compensate each Lender for the reasonable loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Eurodollar Loan had such event not occurred, at the Eurodollar Rate that would have been applicable to such Eurodollar Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Lender or the Administrative Agent, as the case may be, to the Borrower shall be presumptively correct absent manifest error. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate such Lender or the Administrative Agent for any amount under this Section arising or occurring during the period commencing not more than 90 days prior to the date on which the officer of such Lender or the Administrative Agent, as the case may be, requests such compensation.

   Section 3.6    Capital Adequacy

     If the amount of capital required or expected to be maintained by any Lender or any Person directly or indirectly owning or controlling such Lender or the Issuing Bank (each a "Control Person"), shall be affected by the occurrence of a Regulatory Change and such Lender or the Issuing Bank shall have determined that such Regulatory Change shall have had or will thereafter have the effect of reducing (i) the rate of return on such Lender's or such Control Person's capital, or (ii) the asset value to such Lender or the Issuing Bank or such Control Person of the Loans made or maintained by such Lender, or of the

Reimbursement Obligations or any participation therein, in any case to a level below that which such Lender or the Issuing Bank or such Control Person could have achieved or would thereafter be able to achieve but for such Regulatory Change (after taking into account such Lender's or the Issuing Bank's or such Control Person's policies regarding capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material to such Lender or the Issuing Bank or Control Person, then, within ten days after demand by such Lender or the Issuing Bank, the Borrower shall pay to such Lender or the Issuing Bank or such Control Person such additional amount or amounts as shall be sufficient to compensate such Lender or the Issuing Bank or such Control Person, as the case may be, for such reduction. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Lender or the Issuing Bank to the Borrower shall be presumptively correct absent manifest error. No failure by any Lender or the Issuing Bank to demand, and no delay in demanding, compensation under this Section shall constitute a waiver of its right to demand such compensation at any time, provided, however, that the Borrower shall not be obligated to compensate a Lender or the Issuing Bank, as the case may be, for any amount under this Section arising or occurring during the period commencing not more than 90 days prior to the date on which the officer of such Lender or the Issuing Bank, as the case may be, primarily responsible for the administration of this Agreement obtains actual knowledge that such Lender or the Issuing Bank, as the case may be, is entitled to such compensation.

   Section 3.7    Reimbursement for Increased Costs

     If any Lender, the Administrative Agent or the Issuing Bank shall determine that a Regulatory Change:

     (a) does or shall subject it to any increased Taxes of any kind whatsoever with respect to any Eurodollar Advances or its obligations under this Agreement to make Eurodollar Advances, or change the basis of taxation of payments to it of principal, interest or any other amount payable hereunder in respect of its Eurodollar Advances, or impose on the Administrative Agent, the Issuing Bank or such Lender any other condition regarding the Letters of Credit including any Taxes required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, Tax on the Income of such Lender); or

     (b) imposes, modifies or makes applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Advances which is not otherwise included in the determination of a Eurodollar Rate or against any Letters of Credit issued by the Issuing Bank or participated in by any Lender;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting or maintaining its Eurodollar Advances or its commitment to make such Eurodollar Advances, or to reduce any amount receivable hereunder in respect of its Eurodollar Advances, or to increase the cost to the Issuing Bank of issuing or maintaining the Letters of Credit or the cost to any Lender of participating therein or the cost to the Administrative Agent or the Issuing Bank of performing its respective functions hereunder with respect to the Letters of Credit, then, in any such case, the Borrower shall pay such Lender, the Administrative Agent, or the Issuing Bank, as the case may be, within ten days after demand therefor, such additional amounts as is sufficient to compensate such Lender, the Issuing Bank or the Administrative Agent, as the case may be, for such additional cost or reduction in such amount receivable which such Lender deems to be material as determined by such Lender, the Issuing Bank or the Administrative Agent, as the case may be; provided, however, that nothing in this Section shall require the Borrower to indemnify the Lenders, the Administrative Agent, or the Issuing Bank, as the case may be, with respect to withholding Taxes for which the Borrower has no obligation under Section 3.10. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate the Administrative Agent, the Issuing Bank or such Lender for any amount under this Section arising or occurring during the period commencing not more than 90 days prior to the date on which the officer of the Administrative Agent, the Issuing Bank or such Lender primarily responsible for the administration of this Agreement obtains actual knowledge that such Lender is entitled to such compensation. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Lender, the Issuing Bank or the Administrative Agent, as the case may be, to the Borrower shall be presumptively correct absent manifest error.


   Section 3.8    Illegality of Funding

     Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for such Lender to make or maintain any Eurodollar Advance as contemplated by this Agreement, such Lender shall promptly notify the Borrower and the Administrative Agent thereof, and (i) the commitment of such Lender to make such Eurodollar Advances or convert ABR Advances to Eurodollar Advances shall forthwith be suspended, (ii) such Lender shall fund its portion of each requested Eurodollar Advance as an ABR Advance and (iii) such Lender's Revolving Credit Loans then outstanding as such Eurodollar Advances, if any, shall be converted automatically to ABR Advances on the last day of the then current Eurodollar Interest Period applicable thereto or at such earlier time as may be required by law. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall have obtained actual knowledge that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender shall promptly notify the Administrative Agent and the Borrower thereof and, upon receipt of such notice by each of the

Administrative Agent and the Borrower, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated.

   Section 3.9    Substituted Interest Rate

     In the event that the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 3.1 with respect to any portion of the Revolving Credit Loans that the Borrower has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion of any portion of the Advances into or of Eurodollar Advances (each, an "Affected Advance"), the Administrative Agent shall promptly notify the Borrower and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination, on or, to the extent practicable, prior to the requested Borrowing Date or Conversion Date for such Affected Advances. If the Administrative Agent shall give such notice, (a) any Affected Advances shall be made as ABR Advances, (b) the Advances (or any portion thereof) that were to have been converted to Affected Advances shall be converted to ABR Advances and
(c) any outstanding Affected Advances shall be converted, on the last day of the then current Eurodollar Interest Period with respect thereto, to ABR Advances. Until any notice under this Section has been withdrawn by the Administrative Agent (by notice to the Borrower promptly upon the Administrative Agent having determined that such circumstances affecting the interbank eurodollar market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to Section 3.1, no further Eurodollar Advances shall be required to be made by the Lenders, nor shall the Borrower have the right to convert all or any portion of the Revolving Credit Loans to or as Eurodollar Advances.

   Section 3.10   Taxes

     (a) Payments to be Free and Clear. All payments by the Borrower under the Loan Documents to or for the account of the Administrative Agent, the Issuing Bank or any Lender (each, an "Indemnified Tax Person") shall be made free and clear of, and without any deduction or withholding for or on account of, any and all present or future income, stamp or other taxes, levies, imposts, duties, fees, assessments, deductions, withholdings, or other charges of whatever nature, now or hereafter imposed, levied, collected, withheld, or assessed by any jurisdiction, or by any department, agency, state or other political subdivision thereof or therein (collectively, "Taxes"), excluding as to any Indemnified Tax Person, (i) a Tax on the Income imposed on such Indemnified Tax Person and (ii) any interest, fees, additions to tax or penalties for late payment thereof (each such nonexcluded Tax, an "Indemnified Tax"). For purposes hereof, "Tax on the Income" shall mean, as to any Person, a Tax imposed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such

Person is organized, (iii) the jurisdiction in which such Person's principal office is located, or (iv) in the case of each Lender, any jurisdiction in which such Lender's Applicable Lending Office is located; which Tax is an income tax or franchise tax imposed on all or part of the net income or net profits of such Person or which Tax represents interest, fees, or penalties for late payment of such an income tax or franchise tax.

     (b) Grossing Up of Payments. If the Borrower or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding (which deduction or withholding would constitute an Indemnified Tax) from any amount required to be paid by the Borrower to or on behalf of an Indemnified Tax Person under any Loan Document
(i) the Borrower shall pay such Indemnified Tax before the date on which penalties attach thereto, such payment to be made for its own account (if the liability to pay is imposed on the Borrower) or on behalf of and in the name of such Indemnified Tax Person (if the liability is imposed on such Indemnified Tax Person), and (ii) the sum payable to such Indemnified Tax Person shall be increased as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Indemnified Tax Person receives an amount equal to the sum it would have received had no such deductions or withholdings been made. Notwithstanding the foregoing, no additional amount shall be required to be paid to any Indemnified Tax Person under clause (ii) of the preceding sentence except to the extent that the requirement to deduct or withhold or the amount thereof is attributable to (i) the introduction after the Relevant Date of any law, rule or regulation requiring any Person to withhold or deduct any amount from any payment under the Loan Documents in respect of an Indemnified Tax or (ii) any increase after the Relevant Date in the rate of any such withholding or deduction.

     (c) Other Taxes. The Borrower agrees to pay any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents or otherwise with respect to, the Loan Documents (collectively, the "Other Taxes").

     (d) Evidence of Payment. Within 30 days after the reasonable request therefor by the Administrative Agent in connection with any payment of
Indemnified Taxes or Other Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of an official receipt from the jurisdiction to which payment is made evidencing payment thereof or, if unavailable, a certificate from a Financial Officer that states that such payment has been made and that sets forth the date and amount of such payment.

     (e) U.S. Tax Certificates. Each Indemnified Tax Person that is not a U.S. Person shall deliver to the Administrative Agent for transmission to the
Borrower, on or prior to the Relevant Date and at such other times as the Borrower or the Administrative Agent may reasonably request, two accurate and complete original signed copies of Internal Revenue Service Form W8-BEN or Form W8-ECI, or successor applicable form, certifying to the Lender's legal entitlement to a complete exemption from United States withholding tax with respect to all payments to be made to such Lender under the Loan Documents. The Borrower shall not be required to pay any additional amount to any such Indemnified Tax Person under subsection (b) above if such Indemnified Tax Person shall have failed to satisfy the requirements of the immediately preceding sentence; provided that if such Indemnified Tax Person shall have satisfied such requirements on the Relevant Date, nothing in this subsection shall relieve the Borrower of its obligation to pay any additional amounts pursuant to subsection
(b) in the event that, as a result of any change in applicable law or treaty, such Indemnified Tax Person is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such Indemnified Tax Person is no longer entitled to such exemption or reduced rate.

   Section 3.11   Option to Fund

     Each Lender has indicated that, if the Borrower requests a Eurodollar Advance or such Lender makes a Competitive Bid Loan to the Borrower, as the case may be, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Commitment Percentage of such Eurodollar Advance or its Competitive Bid Loan, as the case may be, during the Interest Period applicable thereto; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid in respect of such Eurodollar Advance or Competitive Bid Loan, as the case may be, and any amounts owing under Sections 3.5 and 3.7. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Advance and each Competitive Bid Loan, as the case may be, in any manner it sees fit, but all such determinations under Sections 3.5 and 3.7 shall be made as if each Lender had actually funded and maintained its Commitment Percentage of each such Eurodollar Advance or the amount of its Competitive Bid Loan, as the case may be, during the applicable Interest Period through the purchase of deposits in an amount equal to the amount of its Commitment Percentage of such Eurodollar Advance or the amount of its Competitive Bid Loan, as the case may be, having a maturity corresponding to such Interest Period. Any Lender may fund its Commitment Percentage of each Eurodollar Advance or its Competitive Bid Loan, as the case may be, from or for the account of any branch or office of such Lender as such Lender may choose from time to time.

   Section 3.12   Substitution of a Lender

     Notwithstanding anything to the contrary contained herein, if any Lender shall request compensation pursuant to Sections 3.6, 3.7 or 3.10 in an aggregate amount in excess of $25,000, then, in each such case, the Borrower may require that such Lender transfer all of its right, title and interest under this Agreement and such Lender's Notes to one or more of the other Lenders or any other lender identified by the Borrower and reasonably acceptable to the Administrative Agent (a "Proposed Lender"), if such Proposed Lender agrees to assume all of the obligations of such Lender for consideration equal to the outstanding principal amount of such Lender's Loans, together with interest thereon to the date of such transfer and all other amounts payable under the Loan Documents to such Lender on or prior to the date of such transfer (including, without limitation, any fees accrued hereunder and any amounts which would be payable under Section 3.5 as if all of such Lender's Loans were being prepaid in full on such date). Subject to the execution and delivery of new Notes, an instrument of assignment and assumption, and such other documents as such Lender may reasonably require, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 3.5, 3.6, 3.7, 11.5 and 11.8 (without duplication of any payments made to such Lender by the Borrower or the Proposed Lender) shall survive for the benefit of any Lender replaced under this Section 3.12 with respect to the time prior to such replacement.

ARTICLE 4.      REPRESENTATIONS AND WARRANTIES
                ------------------------------

     In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and the Issuing Bank to issue the Letters of Credit and the Lenders to participate therein, the Borrower makes the following representations and warranties to the Administrative Agent, the Issuing Bank and each Lender:

   Section 4.1    Subsidiaries; Capitalization

     As of the Restatement Date, the Borrower has only the Subsidiaries set forth on, and the authorized, issued and outstanding Capital Stock of the Borrower and each such Subsidiary is as set forth on, Schedule 4.1. As of the Restatement Date, the Borrower has only the Domestic Subsidiaries as set forth on Schedule 4.1. As of the Restatement Date, except as set forth on Schedule 4.1, the shares of, or partnership or other interests in, each Subsidiary of the Borrower are owned beneficially and of record by the Borrower or another Subsidiary of the Borrower, are free and clear of all Liens and are duly authorized, validly issued, fully paid and nonassessable. As of the Restatement Date, except as set forth on Schedule 4.1, (i) neither the Borrower nor any of its Subsidiaries has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof, (ii) there are no agreements, voting trusts or understandings binding upon the Borrower or any of its Subsidiaries with respect to the voting securities of the Borrower or any of its Subsidiaries or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing, and (iii) all of the outstanding Capital Stock of each Subsidiary of the Borrower is owned by the Borrower or another Subsidiary of the Borrower.

   Section 4.2    Existence and Power

     The Borrower is duly organized and validly existing in good standing under the laws of the State of Nevada. Each of the Borrower's Subsidiaries is duly organized or formed and, except to the extent that such Subsidiary has been dissolved in accordance with Section 7.3, validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.

   Section 4.3    Authority and Execution

     Each Loan Party has full corporate or other analogous power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate or other analogous action and is in full compliance with its Organizational Documents. Each Loan Party has duly executed and delivered the Loan Documents to which it is a party.

   Section 4.4    Binding Agreement

     The Loan Documents (other than the Notes) constitute, and the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of each Loan Party, to the extent it is a party thereto, enforceable against each Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

   Section 4.5    Litigation

     Except as set forth on Schedule 4.5, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Borrower or any of its Subsidiaries) pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or maintained by the Borrower or any of its Subsidiaries or which may affect the Property of the Borrower or any of its Subsidiaries or any of their respective Properties or rights, which (i) would reasonably be expected to have a Material Adverse Effect or (ii) call into question the validity or enforceability of, or otherwise seek to invalidate, any Loan Document.

   Section 4.6    Required Consents

     Except for consents, authorizations, approvals, filings and exemptions set forth on Schedule 4.6, all of which have been obtained, made or waived (other than for the filing of the Loan Documents with various Gaming Authorities, which filings are for informational purposes only and with respect to which the failure to file the same would not affect the validity or enforceability of the Loan Documents), no consent, authorization or approval of, filing with, notice to, or exemption by, stockholders or holders of any other equity interest, any Governmental Authority or any other Person is required to authorize, or is required in connection with the execution, delivery and performance of the Loan Documents by any Loan Party or is required as a condition to the validity or enforceability of the Loan Documents.

   Section 4.7    Absence of Defaults; No Conflict

     (a) Neither the Borrower nor any of its Subsidiaries is in default under any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, the effect of which default would reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents will not violate any statute, law or regulation applicable to the Borrower or its Subsidiaries, except to the extent any such violations would not individually or in the aggregate have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon any Property of the Borrower or any of its Subsidiaries or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of any such mortgage, indenture, contract or agreement or any Gaming License.

     (b) Neither the Borrower nor any of its Subsidiaries is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default would reasonably be expected to have a Material Adverse Effect.

   Section 4.8    Compliance with Applicable Laws

     The Borrower and each of its Subsidiaries is complying with all statutes, regulations, rules and orders of all Governmental Authorities, including, without limitation, all Gaming Laws, which are applicable to the Borrower or such Subsidiary, a violation of which would reasonably be expected to have a Material Adverse Effect.

   Section 4.9    Taxes

     The Borrower and each of its Subsidiaries has filed or caused to be filed all tax returns required to be filed and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it (other than those being contested as required under Section 7.4) which would be material to the Borrower or any of its Subsidiaries, and no tax Liens have been filed with respect thereto. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries with respect to all taxes are, to the best knowledge of the Borrower, adequate for the payment of such taxes, and the Borrower knows of no unpaid assessment which is due and payable against the Borrower or any of its Subsidiaries or any claims being asserted which would reasonably be expected to have a Material Adverse Effect, except such thereof as are being contested as required under Section 7.4, and for which adequate reserves have been set aside in accordance with GAAP.

   Section 4.10   Governmental Regulations

     Neither the Borrower, any of its Subsidiaries nor any Person controlled by, controlling, or under common control with, the Borrower or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, or the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which prohibits or restricts the incurrence of Indebtedness, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services, other than Gaming Laws.

   Section 4.11   Federal Reserve Regulations; Use of Loan Proceeds

     Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. After giving effect to the making of each Loan, Margin Stock will constitute less than 25% of the assets (as determined by any reasonable method) of the Borrower and its Subsidiaries.

   Section 4.12   Plans

     (a) With respect to each Pension Plan:

          (i) such Pension Plan complies in all material respects with ERISA and any other applicable laws to the extent that noncompliance would reasonably be expected to have a Material Adverse Effect;

          (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that would reasonably be expected to have a Material Adverse Effect;

          (iii) no "reportable event" (as defined in Section 4043 of ERISA) has occurred that would reasonably be expected to have a Material Adverse Effect; and

          (iv) neither the Borrower nor any of its ERISA Affiliates has engaged in any nonexempt "prohibited transactions" (as defined in Section 4975 of the Code) that would reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Borrower nor any of its ERISA Affiliates has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that would reasonably be expected to have a Material Adverse Effect.

   Section 4.13   Financial Statements

     The Borrower has heretofore delivered to the Administrative Agent and the Lenders copies of its Form 10-K for the fiscal year ending September 30, 2000 containing the audited Consolidated Balance Sheets of the Borrower and its Subsidiaries as of September 30, 2000 and September 30, 1999, and the related Consolidated Statements of Income, Cash Flows and Changes in Stockholder's Equity for the periods then ended, and its Form 10-Q for the fiscal quarter ended March 31, 2001, containing the unaudited Consolidated Balance Sheet of the Borrower and its Subsidiaries for such fiscal quarter, together with the related Consolidated Statements of Income and Cash Flows for the fiscal quarter then ended (with the applicable related notes and schedules, the "Financial Statements"). The Financial Statements fairly present the Consolidated financial condition and results of the operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Except as reflected in the Financial Statements or in the footnotes thereto, neither the Borrower nor any of its Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, Contingent, unmatured or otherwise) which, in accordance with GAAP, should have been shown in the Financial Statements and was not. Since September 30, 2000, the Borrower and each of its Subsidiaries have conducted its business only in the ordinary course and there has been no Material Adverse Change.

   Section 4.14   Property

     Each of the Borrower and each of its Subsidiaries has good and marketable title to, or a valid leasehold interest in, all of its Real Property, and is the owner of, or has a valid lease of, all personal property, in each case which is material to the Borrower and its Subsidiaries, taken as a whole, subject to no Liens, except Permitted Liens. All leases of Property to the Borrower or any of its Subsidiaries are in full force and effect, the Borrower or such Subsidiary, as the case may be, enjoys quiet and undisturbed possession under all leases of real property and neither the Borrower nor any of its Subsidiaries is in default beyond any applicable grace period of any provision thereof, the effect of which would reasonably be expected to have a Material Adverse Effect.

   Section 4.15   Authorizations

     The Borrower and each of its Subsidiaries possesses or has the right to use all franchises, licenses (other than Gaming Licenses) and other rights as are material and necessary for the conduct of its business, and with respect to which it is in compliance, with no known conflict with the valid rights of others except to the extent such non-compliance or conflict would not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits or, to the best knowledge of the Borrower, after notice or the lapse of time or both, or any other condition, would reasonably be expected to permit, the revocation or termination of any such franchise, license or other right which revocation or termination would reasonably be expected to have a Material Adverse Effect.

   Section 4.16   Gaming Laws

     Each of the Borrower and each of its Subsidiaries (i) has duly and timely filed all filings which are required to be filed by it under all applicable Gaming Laws, the failure to file of which would reasonably be expected to have a Material Adverse Effect and (ii) is in all material respects in compliance with all applicable Gaming Laws, the failure to be in compliance with which would reasonably be expected to have a Material Adverse Effect.

   Section 4.17   Environmental Matters

     (a) Except as set forth on Schedule 4.17, to the best knowledge of the Borrower, no Hazardous Substances have been generated or manufactured on, transported to or from, treated at, stored at or discharged from any Real Property in violation of any Environmental Laws; no Hazardous Substances have been discharged into subsurface waters under any Real Property in violation of any Environmental Laws; no Hazardous Substances have been discharged from any Real Property on or into Property or waters (including subsurface waters) adjacent to any Real Property in violation of any Environmental Laws; and there are not now, nor ever have been, on any Real Property any underground or above ground storage tanks regulated under any Environmental Laws.

     (b) Except as set forth on Schedule 4.17, neither the Borrower nor any of its Subsidiaries (i) has received notice (written or oral) or otherwise learned of any claim, demand, suit, action, proceeding, event, condition, report, directive, Lien, violation, non-compliance or investigation indicating or concerning any potential or actual liability (including, without limitation, potential liability for enforcement, investigatory costs, cleanup costs, government response costs, removal costs, remedial costs, natural resources damages, Property damages, personal injuries or penalties) arising in connection with: (x) any noncompliance with or violation of the requirements of any applicable Environmental Laws, or (y) the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower or any of its Subsidiaries) or the release or threatened release of any Hazardous Substance into the environment which in each case cumulatively would reasonably be expected to have a Material Adverse Effect, (ii) has any threatened or actual liability in connection with the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower or any of its Subsidiaries) or the release or threatened release of any Hazardous Substance into the environment which would reasonably be expected to have a Material Adverse Effect, (iii) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower or any of its Subsidiaries) or a release or threatened release of any Hazardous Substance into the environment for which the Borrower or any of its Subsidiaries is or may be liable, or (iv) has received notice that the Borrower or any of its Subsidiaries is or may be liable to any Person under any Environmental Law.

   Section 4.18   Absence of Certain Restrictions

     No indenture, certificate of designation for preferred stock, agreement or instrument to which the Borrower or any Significant Subsidiary is a party (other than, (i) this Agreement, (ii) on and after the Anchor Merger Date, the Anchor Indenture and (iii) any agreement governing Indebtedness permitted under Section 8.1(h)), and no provision of any law or regulation, including, without limitation, any Gaming Law, applicable to the Borrower or any Significant Subsidiary, prohibits or limits in any way, directly or indirectly the ability of any such Significant Subsidiary, to make Restricted Payments or repay any Indebtedness to the Borrower or any other Subsidiary.

   Section 4.19   No Misrepresentation

     No representation or warranty contained in any Loan Document and no certificate or report from time to time furnished by the Borrower or any of its Subsidiaries in connection with the transactions contemplated thereby, contains or will contain a misstatement of material fact, or, to the best knowledge of the Borrower, omits or will omit to state a material fact required to be stated in order to make the statements therein contained not misleading in light of the circumstances under which made, provided that any projections or pro forma financial information contained therein are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Administrative Agent, the Issuing Bank and the Lenders that such projections as to future events are not to be viewed as facts, and that actual results during the period or periods covered thereby may differ from the projected results.

   Section 4.20   Domestic Subsidiaries

     (a) As of the Restatement Date, the Borrower does not own, directly or indirectly, more than 50% of the Capital Stock of the Spin for Cash Joint Venture.

     (b) As of the Restatement Date Schedule 4.20 lists each Domestic Subsidiary which (i) guarantees Indebtedness of the Borrower (other than Indebtedness hereunder) and (ii) has $10,000,000 or more of Indebtedness or preferred stock outstanding; provided, that for purposes of clause (ii) the following Indebtedness and preferred stock shall be excluded: (A) with respect to any acquired Subsidiary, any Indebtedness or preferred stock outstanding on or prior to the date on which the Subsidiary was acquired (unless such Indebtedness or preferred stock was incurred or issued, as applicable, as consideration, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary or was otherwise acquired by the Borrower), (B) Indebtedness in respect of Capital Lease Obligations and Purchase Money Indebtedness (as such terms are defined in the Indenture) and (C) intercompany Indebtedness.

ARTICLE 5.      CONDITIONS TO EFFECTIVENESS
                ---------------------------

   Section 5.1    Conditions to Effectiveness

     In addition to the conditions precedent set forth in Article 6, the obligation of each Lender to make Loans or the Issuing Bank to issue
Letters of Credit and the Lenders to participate therein shall not become effective until the fulfillment of the following conditions precedent:

     (a) Evidence of Action. The Administrative Agent shall have received a certificate, dated the Restatement Date, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Organizational Documents, (iii) setting forth the incumbency of its officer or officers who may sign such Loan Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation and of each other jurisdiction in which it is qualified to do business, except in the case of such other jurisdictions in which the failure to be in good standing in such jurisdiction would not have a Material Adverse Effect.

     (b) This Agreement. The Administrative Agent shall have received counterparts of this Agreement signed by each of the parties hereto (or receipt by the Administrative Agent from a party hereto of a telecopy signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts hereof).

     (c) Notes. The Administrative Agent shall have received the Revolving Credit Notes and the Competitive Bid Notes, duly executed by an Authorized Signatory of the Borrower.

     (d) Approvals and Consents. Except for notices required to be given to Gaming Authorities after the execution and delivery of this Agreement, which notices are for informational purposes only and the failure to give the same will not affect the validity or enforceability of the Loan Documents, all approvals and consents of all Persons required to be obtained in connection with the consummation of the transactions contemplated by the Loan Documents, including, without limitation, any required consents or approvals of any Gaming Authority, shall have been obtained and shall be in full force and effect, and all required notices have been given and all required waiting periods shall have expired, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

     (e) Total Leverage Ratio Certificate. The Administrative Agent shall have received a certificate setting forth the Total Leverage Ratio on the Restatement Date (prepared on a pro forma basis after giving effect to any Loans made or Letters of Credit issued, renewed, amended or extended on the Restatement Date and containing calculations in reasonable detail) certified by a Financial Officer of the Borrower.

     (f) Opinions of Counsel to the Borrower and its Subsidiaries. The Administrative Agent shall have received (i) an opinion of Sara Beth Brown, General Counsel to the Borrower and its Subsidiaries and (ii) an opinion of O'Melveny & Myers, LLP, special counsel to the Borrower and its Subsidiaries, each addressed to the Administrative Agent, the Issuing Bank and the Lenders, and dated the Restatement Date, substantially in the form of Exhibit F-1 and F-2, respectively.

     (g) Property, Public Liability and Other Insurance. The Administrative Agent shall have received a certificate of all insurance maintained by the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent.

     (h) Fees. All fees payable to the Administrative Agent, the Issuing Bank and the Lenders on the Restatement Date shall have been paid.

     (i) Fees and Expenses of Special Counsel. The fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of the Loan Documents shall have been paid.

     (j) Master Assignment. The Administrative Agent shall have received counterparts of the Master Assignment signed by each of the parties thereto (or receipt by the Administrative Agent from a party thereto of a telecopy signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts thereof) and all conditions precedent to the consummation thereof shall have been satisfied.

ARTICLE 6.      CONDITIONS TO LOANS AND LETTERS OF CREDIT
                -----------------------------------------

     The obligation of each Lender to make any Loan or the Issuing Bank to issue, amend, renew or extend any Letter of Credit on a Borrowing Date and each Lender to participate therein is subject to the satisfaction of the following conditions precedent as of the date of such Loan or the issuance of such Letter of Credit, as the case may be:

   Section 6.1    Compliance

     On each Borrowing Date and after giving effect to the Loans to be made and the Letters of Credit to be issued, amended, renewed or extended thereon (i) there shall exist no Default or Event of Default and (ii) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. Each borrowing by the Borrower and each request by the Borrower for the issuance, amendment, renewal or extension of a Letter of Credit shall constitute a certification by the Borrower as of such Borrowing Date that each of the foregoing matters is true and correct in all respects.

   Section 6.2    Borrowing Request; Letter of Credit Request

     With respect to the Revolving Credit Loans to be made, and the Letters of Credit to be issued, amended, renewed or extended on each Borrowing Date, the Administrative Agent shall have received, (i) in the case of Revolving Credit Loans, a Borrowing Request and, (ii) in the case of Letters of Credit, a Letter of Credit Request, in each case duly executed by an Authorized Signatory of the Borrower.

   Section 6.3    Other Documents

     The Administrative Agent shall have received such other documents as the Administrative Agent or the Lenders shall reasonably request.

ARTICLE 7.      AFFIRMATIVE COVENANTS
                ---------------------

     The Borrower agrees that, so long as this Agreement is in effect, any Letter of Credit remains outstanding, any Commitment or the Letter of Credit Commitment is continuing, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender, the Issuing Bank or the Administrative Agent, the Borrower shall:

   Section 7.1    Financial Statements and Information

     Maintain, and cause each of its Subsidiaries to maintain, a standard system of accounting in accordance with GAAP, and furnish or cause to be furnished to the Administrative Agent and each Lender:

     (a) As soon as available, but in any event within 91 days after the end of each fiscal year, a copy of its Consolidated and Consolidating Balance Sheets as at the end of such fiscal year, together with the related Consolidated and Consolidating Statements of Income, Changes in Stockholders' Equity and Cash Flows as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year. The Consolidated Balance Sheet and Consolidated Statement of Income, Change in Stockholders' Equity and Cash Flow shall be audited and certified without qualification by the Accountants, which certification shall (i) state that the examination by such Accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) include the opinion of such Accountants that such Consolidated financial statements have been prepared in accordance with GAAP in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion. The Consolidating Balance Sheets and Consolidating Statements of Income, Changes in Stockholders' Equity and Cash Flows shall be certified by a Financial Officer of the Borrower, as being complete and correct in all material respects and as presenting fairly the Consolidating financial condition and the Consolidating results of operations of the Borrower and its Subsidiaries. Notwithstanding any of the foregoing, the Borrower may satisfy its obligation to furnish Consolidated and Consolidating Balance Sheets and Consolidated and Consolidating Statements of Income, Changes in Stockholders' Equity and Cash Flows by furnishing copies of the Borrower's annual report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, provided the Borrower is required to file such annual report on Form 10-K with the SEC and such filing is actually made.

     (b) As soon as available, but in any event within 46 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the Consolidated and Consolidating Balance Sheets of the Borrower as at the end of each such quarterly period, together with the related Consolidated and Consolidating Statements of Income and Cash Flows for such period and for the elapsed portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding periods of the preceding fiscal year, certified by a Financial Officer of the Borrower, as being complete and correct in all material respects and as presenting fairly the Consolidated and Consolidating financial condition and the Consolidated and Consolidating results of operations of the Borrower and its Subsidiaries. Notwithstanding any of the foregoing, the Borrower may satisfy its obligation to furnish quarterly Consolidated Balance Sheets and Consolidated Statements of Income and Cash Flows by furnishing copies of the Borrower's quarterly report on Form 10-Q in respect of such fiscal quarter, together with the financial statements required to be attached thereto, provided the Borrower is required to file such quarterly report on Form 10-Q with the SEC and such filing is actually made.

     (c) Compliance Certificate. Within 46 days after the end of each of the first three fiscal quarters (91 days after the end of the last fiscal quarter), a Compliance Certificate, certified by a Financial Officer of the Borrower.

     (d) Anchor Financial Statements. On and after the Anchor Merger Date and so long as Anchor is required to file the same with the SEC, as soon as available, but in any event within (i) 91 days after the end of each fiscal year of Anchor, a copy of Anchor's Annual Report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, and (ii) 46 days after the end of each fiscal quarter of Anchor, a copy of Anchor's Annual Report on Form 10-Q in respect of such fiscal year, together with the financial statements required to be attached thereto.

     (e) Such other information as the Administrative Agent or any Lender may reasonably request from time to time.

   Section 7.2    Certificates; Other Information

     Furnish to the Administrative Agent and each Lender:

     (a) Prompt written notice if: (i) any Indebtedness of the Borrower or any of its Subsidiaries in an aggregate amount in excess of $20,000,000 is declared or shall become due and payable prior to its stated maturity, or is called and not paid when due, (ii) a default shall have occurred under, or the holder or obligee of, any note (other than the Notes), certificate, security or other evidence of Indebtedness, with respect to any other Indebtedness of the Borrower or any of its Subsidiaries has the right to declare Indebtedness in an aggregate amount in excess of $20,000,000 due and payable prior to its stated maturity,
(iii) there shall occur and be  continuing a Default or an Event of Default,  or
(iv) a Change of Control shall occur or the Borrower shall have entered into any agreement or other arrangement which, on the consummation thereof, will result in a Change of Control;

     (b) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other document naming the Borrower or any of its Subsidiaries a party to any proceeding before any Governmental Authority which would reasonably be expected to have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document, (ii) any lapse or other termination of any material license, permit, franchise or other authorization issued to the Borrower or any of its Subsidiaries by any Person or Governmental Authority, or (iii) any refusal by any Person or Governmental Authority to renew or extend any such material license, permit, franchise or other authorization, which lapse, termination, refusal or dispute would reasonably be expected to have a Material Adverse Effect;

     (c) Promptly upon becoming available, copies of all (i) registration statements, regular, periodic or special reports, schedules and other material which the Borrower or any of its Subsidiaries may now or hereafter be required to file with or deliver to any securities exchange or the SEC and (ii) material news releases and annual reports relating to the Borrower or any of its Subsidiaries;

     (d) Prompt written notice in the event that the Borrower, any of its Subsidiaries or any ERISA Affiliate becomes aware of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA)(excluding reportable events for which the requirement of 30 days notice has been waived by regulation) or (ii) non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan or any trust created thereunder, specifying the nature thereof and specifying what action the Borrower, its Subsidiaries or any ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

     (e) Prompt written notice of any order, notice, claim or proceeding received by, or brought against, the Borrower or any of its Subsidiaries, or with respect to any of the Real Property, under any Environmental Law which would reasonably be expected to have a Material Adverse Effect; and

     (f) Such other information as the Administrative Agent or any Lender shall reasonably request from time to time.

   Section 7.3    Legal Existence

     Except as may otherwise be permitted by Sections 8.3 and 8.4, maintain, and cause each of its Subsidiaries to maintain, its corporate, partnership or analogous existence, as the case may be, in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do would reasonably be expected to have a Material Adverse Effect; provided, however, that any Subsidiary of Borrower (other than a Significant Subsidiary) may be dissolved if such dissolution would not reasonably be expected to have a Material Adverse Effect.

   Section 7.4    Taxes

     Pay and discharge when due, and cause each of its Subsidiaries so to do, all Taxes upon or with respect to the Borrower or such Subsidiary and all Taxes upon the income, profits and Property of the Borrower and its Subsidiaries, which if unpaid, would reasonably be expected to have a Material Adverse Effect or become a Lien on Property of the Borrower or such Subsidiary (other than a Lien described in Section 8.2(i)), unless and to the extent only that such Taxes shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary and, provided further, that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.5    Insurance

     Maintain, and cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies insurance in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption coverage) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

   Section 7.6    Performance of Obligations

     Pay and discharge when due, and cause each of its Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, (i) would reasonably be expected to have a Material Adverse Effect, or (ii) might become a Lien upon Property of the Borrower or any of its Subsidiaries other than a Permitted Lien, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted, and provided that the Borrower shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.7    Condition of Property

     At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of its Subsidiaries so to do, all Property necessary to the operation of the Borrower's or such Subsidiary's business, except to the extent that any failure to do the same would not reasonably be expected to have a Material Adverse Effect.

   Section 7.8    Observance of Legal Requirements

     Observe and comply in all respects, and cause each of its Subsidiaries so to do, with all laws (including, without limitation, Environmental Laws), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses (including, without limitation, Gaming Licenses), directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it, a violation of which would reasonably be expected to have a Material Adverse Effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by it, provided that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

   Section 7.9    Inspection of Property; Books and Records; Discussions

     At all reasonable times during normal business hours, upon reasonable prior notice, permit representatives of the Administrative Agent and each Lender at their expense to visit the offices of the Borrower and each of its Subsidiaries, to examine the books and records thereof and Accountants' reports relating thereto, and to make copies or extracts therefrom, to discuss the affairs of the Borrower and each such Subsidiary with the respective officers thereof, and to examine and inspect the Property of the Borrower and each such Subsidiary and to meet and discuss the affairs of the Borrower and each such Subsidiary with the Accountants (provided, the Borrower may if it so chooses be present at or participate in any discussions with the Accountants), provided that after the occurrence and during the continuance of an Event of Default (whether or not the Commitments have been terminated and whether or not the Loans have been accelerated) all expenses of any visit, inspection or examination pursuant to this Section shall be paid by the Borrower.

   Section 7.10   Authorizations

     Maintain, and cause each of its Subsidiaries to maintain, in full force and effect, all licenses, franchises, permits, licenses (including, without limitation, Gaming Licenses), authorizations and other rights as are necessary for the conduct of its business, except to the extent that the failure to so maintain would not reasonably be expected to have a Material Adverse Effect.

   Section 7.11   Financial Covenants

     (a) Total Leverage Ratio. Maintain at all times a Total Leverage Ratio of not greater than the applicable ratio set forth below opposite the applicable period set forth below:

 ------------------------------------------------------------ -----------
                          Period                                 Ratio
 ------------------------------------------------------------ -----------
 ------------------------------------------------------------ -----------
 Restatement Date through the second anniversary thereof       4.50:1.00
 ------------------------------------------------------------ -----------
 ------------------------------------------------------------ -----------
 Thereafter                                                    4.00:1.00
 ------------------------------------------------------------ -----------


     (b) Senior Leverage Ratio. Maintain at all times a Senior Leverage Ratio of not greater than 3.50:1.00.

     (c) Fixed Charge Coverage Ratio. Subject to Section 11.22, maintain as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.15:1.00.

     (d) Jackpot Ratio. Maintain at all times a Jackpot Ratio of not less than 1.00:1.00.


     (e) Interest Coverage Ratio. Maintain as of the end of each fiscal quarter, an Interest Coverage Ratio of not less than 3.00:100.

   Section 7.12   Guarantee Agreement

     Subject to Section 11.22, in the event that (a) any Domestic Subsidiary guarantees Indebtedness of the Borrower (other than Indebtedness hereunder) or
(b) any Domestic Subsidiary (other than the Spin for Cash Joint Venture as long as the Borrower owns 50% or less of the equity interests therein) has $10,000,000 or more of Indebtedness or preferred stock outstanding, cause such Domestic Subsidiary to execute the Guarantee Agreement; provided, that for purposes of clause (b) the following Indebtedness and preferred stock shall be excluded (i) with respect to any acquired Subsidiary, any Indebtedness or preferred stock outstanding on or prior to the date on which the Subsidiary was acquired (unless such Indebtedness or preferred stock was incurred or issued, as applicable, as consideration, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary or was otherwise acquired by the Borrower), (ii) Indebtedness in respect of Capital Lease Obligations and Purchase Money Indebtedness (as such terms are defined in the Indenture) and
(iii) intercompany Indebtedness.

ARTICLE 8.      NEGATIVE COVENANTS
                ------------------

     The Borrower agrees that, so long as this Agreement is in effect, any Letter of Credit remains outstanding, any Commitment or the Letter of Credit Commitment is continuing, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender, the Issuing Bank or the Administrative Agent, the Borrower shall not, directly or indirectly:

   Section 8.1    Indebtedness

     Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any of its Subsidiaries so to do, except:

     (a) Indebtedness due under the Loan Documents,

     (b) Indebtedness of the Borrower or any of its Subsidiaries existing on the Restatement Date as set forth on Schedule 8.1, and Indebtedness incurred to extend, renew or refinance such Indebtedness; provided that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount, accrued interest and premium, on the Indebtedness immediately prior to such extension, renewal or refinancing and (ii) and such refinancing Indebtedness does not have a maturity date earlier than the maturity date of the Indebtedness being refinanced,

     (c) Intercompany Indebtedness to the extent permitted by Section 8.5,

     (d) Indebtedness in an aggregate principal amount not in excess of $25,000,000 at any one time outstanding in respect of capital leases and purchase money Indebtedness, secured by Liens on Property (including, in the event such Property constitutes Capital Stock of a newly acquired Subsidiary, Liens on the Property of such Subsidiary) acquired by the Borrower or any of its Subsidiaries after the Restatement Date, provided that such Liens are in existence on the date of such acquisition and were not placed on such Property in contemplation of such acquisition, provided further that, in each case under this clause (d), the Lien securing such Indebtedness is permitted by Section 8.2,

     (e) Indebtedness in respect of the Senior Notes,

     (f) on and after the Anchor Merger Date, Indebtedness of Anchor in respect of the Anchor Senior Subordinated Notes in a principal amount not in excess of $250,000,000 and, without duplication, the guarantees by Anchor's Subsidiaries thereof,

     (g) Indebtedness of Anchor in respect of the Pala Guaranty in a principal amount not in excess of $100,000,000,

     (h) unsecured  Indebtedness of a Subsidiary of the Borrower,  provided that
(i) immediately before and after giving effect thereto, no Default or Event of Default shall exist, and (ii) the aggregate outstanding principal amount of all Indebtedness incurred by the Subsidiaries of the Borrower after the Restatement Date shall not exceed $75,000,000 at any time,

     (i) other unsecured Indebtedness of the Borrower (other than, after the Anchor Merger Effective Date, any guarantee of the Indebtedness of Anchor in respect of the Anchor Senior Subordinated Notes without the consent of the Required Lenders, provided that if such guarantee is subordinated on terms and conditions satisfactory to the Required Lenders, such consent shall not be unreasonably withheld), provided that no Default or Event of Default shall exist or be continuing at the time of the incurrence thereof, and

(j) (i) Indebtedness incurred or assumed as part of a Permitted Acquisition or Indebtedness of a Person which became a Subsidiary of the Borrower in a Permitted Acquisition, provided that such Indebtedness existed immediately prior to such Permitted Acquisition and was not incurred or assumed in anticipation thereof and (ii) Indebtedness incurred to extend, renew or refinance such Indebtedness, provided that the principal amount of such refinancing Indebtedness does not exceed the principal amount, accrued interest, and premium, on the Indebtedness immediately prior to such extension, renewal or refinancing and such refinancing Indebtedness does not have a maturity date earlier than the maturity date of the Indebtedness being refinanced.

   Section 8.2    Liens

     Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except (i) Liens for Taxes in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (ii) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (but not ERISA), (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (iv) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar restrictions affecting real Property which do not materially adversely affect the value of such real Property or the financial condition of the Borrower or such Subsidiary or materially impair its use for the operation of the business of the Borrower or such Subsidiary, (v) Liens arising by operation of law such as mechanics', materialmen's, carriers', warehousemen's liens incurred in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.6, provided that enforcement of such Liens is stayed pending such contest, (vi) Liens arising out of judgments or decrees which are being contested in accordance with Section 7.6, provided that enforcement of such Liens is stayed pending such contest, (vii) Liens in favor of the Administrative Agent and the Lenders under the Loan Documents, (viii) Liens under capital leases and Liens on Property in connection with purchase money Indebtedness (including, in the event such Property constitutes Capital Stock of a newly acquired Subsidiary, Liens on the Property of such Subsidiary) acquired after the Restatement Date, provided that (A) such Liens are in existence on the date of such acquisition and were not placed on such Property in contemplation of such acquisition, (B) such Liens attach only to the Property so purchased or acquired, and (C) the Indebtedness secured by such Liens is permitted by Section 8.1(d), (ix) Liens on Margin Stock to the extent that a prohibition on such Liens would result in the Administrative Agent, the Issuing Bank and the Lenders being deemed to be "indirectly secured" by Margin Stock under Regulation U of the Board of Governors of the Federal Reserve System, as amended, taking into account the value of Margin Stock owned by the Borrower and its Subsidiaries and any other relevant facts and circumstances, (x) Liens on Property of the Borrower and its Subsidiaries existing on the Restatement Date as set forth on Schedule 8.2 as renewed from time to time, but not any increases in the amounts secured thereby or extensions thereof to additional Property,
(xi) Liens consisting of the interest or title of the lessor or sublessor under any lease and any Liens arising from UCC financing statements relating solely to leases in respect of which the Borrower or any of its Subsidiaries is the lessee, (xii) Liens in favor of Governmental Authorities arising by operation of law to secure the payment of custom duties in connection with the importation of goods in the ordinary course of business, (xiii) Liens consisting of licenses or patents, trademarks and other intellectual property granted by the Borrower or any of its subsidiaries which does not interfere in any material respect with the conduct of the Borrower's or such Subsidiary's business in the ordinary course and (xiv) Liens securing Indebtedness described in Section 8.1(j) on Property acquired in connection with a Permitted Acquisition, provided that such Liens are limited to the Property so acquired and were not created in anticipation of such acquisition.

   Section 8.3    Merger, Consolidations and Acquisitions

     Consolidate with, be acquired by, merge into or with any Person, make any Acquisition or enter into any binding agreement to do any of the foregoing which is not contingent on obtaining the consent of the Required Lenders, or permit any of its Subsidiaries so to do, except:

     (a) provided that (i) the Administrative Agent shall have received ten days prior written notice and (ii) immediately before and after giving effect thereto no Default or Event of Default shall exist, (A) any Subsidiary of the Borrower may merge or consolidate with the Borrower provided that the Borrower shall be the survivor, (B) any wholly-owned Subsidiary of the Borrower (other than IGT) may merge or consolidate with any other wholly-owned Subsidiary of the Borrower (other than IGT) or (C) IGT may merge or consolidate with any other wholly-owned Subsidiary of the Borrower provided that IGT is the survivor;

     (b) mergers involving Subsidiaries (other than IGT) as part of an Acquisition permitted by subsections (d) and (e) below and mergers involving the Borrower as part of an Acquisition permitted by subsection (e) below, provided that the Borrower is the survivor;

     (c) Investments permitted by Section 8.5; and

     (d) the Anchor Merger, provided that:

          (i) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition;

          (ii) the Borrower will be in compliance with each of the financial covenants contained in Section 7.11 on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith is permitted by Section 8.1;

          (iii) immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Article 4 shall be true and correct as if then made;

          (iv) the Anchor Bank Debt shall have been repaid in full, the Anchor Loan Documents terminated and all liens, if any, securing the same shall have been released and the Administrative Agent shall have received satisfactory evidence thereof; and

          (v) the Administrative Agent shall have received such information or documents as the Administrative Agent shall have reasonably requested; and


     (e) the Borrower and its Subsidiaries may make Acquisitions, provided that:


          (i) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition;

          (ii) the Borrower will be in compliance with each of the financial covenants contained in Section 7.11 on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith is permitted by Section 8.1;

          (iii) immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Article 4 shall be true and correct as if then made;

          (iv) the Person, business or assets acquired in connection with such Acquisition are in the same or a related line of business to the Borrower or any of its Subsidiaries; and

          (v) the Administrative Agent shall have received such information or documents as the Administrative Agent shall have reasonably requested.

   Section 8.4    Dispositions

     Make any Disposition, or permit any of its Subsidiaries so to do, except:

     (a) any Disposition of any Investment permitted under Section 8.5, provided, however, that if the Senior Notes (or any portion thereof) are outstanding and as a result of such Disposition the Borrower would be obligated to make an offer to repay such Senior Notes, such Disposition shall only be permitted subject to the provisions of subsection (c);

     (b) Dispositions of Property which, in the reasonable opinion of the Borrower or such Subsidiary, is obsolete or no longer useful in the conduct of its business; and

     (c) so long as no Default or Event of Default shall exist immediately before or after giving effect thereto, other Dispositions, provided, however, that if the book value of the Property subject to such Disposition, together with the book value of all other Property which was the subject of a Disposition during such fiscal year, exceeds 15% of Consolidated Total Assets:

          (i) within ten days after each such Disposition, the Administrative Agent and the Lenders shall have received a certificate in respect thereto signed by a Financial Officer of the Borrower identifying the Property sold or otherwise disposed of and certifying that (A) immediately before or after giving effect thereto, no Default or Event of Default shall exist,
     (B) the total consideration received and to be received in respect of such Disposition, and (C) if all or any portion of the proceeds thereof are to be applied to the prepayment or redemption of Senior Notes in accordance with the Indenture, the amount to be so applied (including calculations thereof in reasonable detail), provided, however, that if the Borrower makes an offer to the holders of Senior Notes to prepay or redeem Senior Notes with respect to a Disposition and any such holder does not accept the Borrower's offer to so prepay or redeem, the Borrower shall deliver a revised calculation of the information required under this clause (C), certified by a Financial Officer of the Borrower; and

          (ii) the Aggregate Commitment Amount shall be permanently reduced by an amount on the Disposition Reduction Date by an amount equal to 100% of the amount of the Net Proceeds of such Disposition minus the amount thereof which the Borrower or such Subsidiary has applied prior to the Disposition Reduction Date to the purchase of assets (other than current assets) for use in its business; and

     (d) Dispositions of Margin Stock to the extent that a prohibition or restriction on such Dispositions would result in the Administrative Agent and the Lenders being deemed to be "indirectly secured" by such Margin Stock under Regulation U of the Board of Governors of the Federal Reserve System, as amended, taking into account the value of the Margin Stock owned by the Borrower and its Subsidiaries and any other relevant facts and circumstances.

   Section 8.5    Investments, Loans, Etc.

     At any time, directly or indirectly purchase, hold, own or otherwise acquire or invest in any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or other extensions of credit to, or any investment (whether in cash or other Property) in, any other Person, or enter into any arrangement for the purpose of providing funds or credit to any other Person, or make any Acquisition, or become a partner or joint venturer in any partnership or joint venture, or enter into any Interest Rate Protection
Arrangement,   or  make  any  other  investment,   whether  by  way  of  capital
contribution, time deposit or otherwise, in or with any Person, or make any commitment or otherwise to agree to do any of the foregoing (all of which are sometimes referred to herein as "Investments"), or permit any of its Subsidiaries so to do, or except:

     (a) Investments in Cash Equivalents;

     (b) Investments existing on the Restatement Date as set forth on Schedule 8.5;

     (c) normal business banking accounts;

     (d) Investments (i) by the Borrower, IGT or any of IGT's Subsidiaries in IGT or any of IGT's Subsidiaries, including Investments in Intercompany Indebtedness, (ii) by any Subsidiary in the Borrower, and (iii) by the Borrower or any of its Subsidiaries in any Subsidiary of the Borrower, including Investments in Intercompany Indebtedness, provided, however, that notwithstanding any provision of this Agreement to the contrary, so long as the Pala Guaranty or any Anchor Senior Subordinated Notes are outstanding, the Borrower shall not, and shall not permit any of its Subsidiaries to, contribute its interest in the Spin for Cash Joint Venture to any other Subsidiary, except that after the Anchor Merger Date, this proviso shall not prohibit Anchor from distributing its interest in the Spin for Cash Joint Venture to the Borrower or any of its Subsidiaries;

     (e) Investments in direct obligations of the United States of America or any agency or instrumentality thereof, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case maturing in five years or less from the date of the acquisition thereof;

     (f) Investments (i) in direct obligations of the United States of America or any agency or instrumentality thereof, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America,
(ii) in any security issued or guaranteed by any state or political subdivision thereof having, at the time of acquisition, a rating of A or better by either Standard & Poor's or Moody's and (iii) permitted by any Gaming Authority regulating gaming with respect to the funding of Jackpot Liabilities, in each case in amounts which the Borrower or any of its Subsidiaries deems, in good faith, to be necessary to fund its Jackpot Liabilities;

     (g) Investments in Interest Rate Protection Arrangements (i) where used for hedging purposes and covering a notional principal amount not in excess of the sum of the Aggregate Commitment Amount plus the outstanding principal amount of the Senior Notes and (ii) where used to hedge costs in connection with Jackpot Liabilities;

     (h) Investments consisting of loans or advances to any officer, director or employee of the Borrower or any of its Subsidiaries made (i) in the usual and ordinary course of business for expenses (including moving expenses related to a transfer) incidental to carrying on the business of the Borrower or any of its Subsidiaries, and (ii) in connection with the exercise of any stock option of such officer, director or employee, provided that such loans or advances made in connection with the exercise of stock options shall not exceed in the aggregate at any time outstanding $5,000,000;

     (i) Investments in repurchase agreements having terms of less than 180 days which are backed by Investments described in subsection (e) or (f) above and which are issued by (A) an Approved Bank or an investment bank whose (or whose parent company's) long-term debt securities are, at the time of any acquisition thereof by the Borrower or any of its Subsidiaries, accorded a rating of A or better by either of Standard & Poor's or Moody's or (B) a primary securities dealer;

     (j) Investments acquired as part of a Permitted Acquisition, provided that such Investments existed immediately prior to the time the Permitted Acquisition was made and were not made in anticipation thereof;

     (k) any change in the form of any Investment in a Subsidiary of the Borrower from debt to equity;

     (l) Investments in equity securities of Acres Gaming, Inc. not to exceed an additional 5% of the outstanding equity therein, provided that the cost thereof does not exceed $7,000,000;

     (m) Investments consisting of in-kind contributions of gaming machines and gaming equipment to joint ventures, strategic alliances and distributors;

     (n) Investments by the Borrower or any of its Subsidiaries in joint ventures, strategic alliances and distributors to the extent made in cash or Cash Equivalents;

     (o) other Investments (including, without limitation, Investments in joint ventures, strategic alliances and distributors to the extent not described in subsections (m) or (n) above and Investments described in subsection (q) below to the extent in excess of the amounts permitted therein) in an aggregate amount not to exceed $100,000,000, provided that no Default or Event of Default shall exist before or after giving effect thereto;

     (p) Permitted Acquisitions; and

     (q) Investments in equity or debt securities not to exceed 5% of the outstanding equity or debt securities of any single issuer, provided that such Investments shall not exceed in the aggregate 10% of the Borrower's Consolidated Total Assets.

   Section 8.6    Restricted Payments

     Declare or pay any Restricted Payments payable in cash or otherwise or apply any of its Property thereto or set apart any sum therefor, or permit any of its Subsidiaries so to do, except that: (i) a wholly owned Subsidiary may declare and pay Restricted Payments to its parent or the Borrower and, (ii) provided that no Default or Event of Default has occurred and is then continuing or would occur after giving effect thereto, the Borrower may (A) declare and pay cash dividends on its common Capital Stock and (B) repurchase shares of its common Capital Stock, provided further that, if at any time the Borrower's Senior Debt Rating shall equal BB- or lower by Standard and Poor's and Ba3 or lower by Moody's, any such Restricted Payment, together with all other Restricted Payments made pursuant to this clause (ii), shall not exceed 50% of cumulative Excess Cash Flow calculated for the period from April 30, 1999 through the last fiscal quarter preceding such Restricted Payment.

   Section 8.7    Business and Name Changes

     Except to the extent permitted by Section 7.3, materially change the nature of the business of the Borrower and its Subsidiaries as conducted on the Restatement Date, or alter or modify its name, structure or status, or change its fiscal year from that in effect on the Restatement Date, or permit any of its Subsidiaries so to do.

   Section 8.8    ERISA

     (a) Establish or contribute, or permit any of its Subsidiaries so to do, to any Pension Plan or Multiemployer Plan except to the extent that the same would not reasonably be expected to result in a Material Adverse Effect.

     (b) Permit any Pension Plan to: (i) engage in any nonexempt "prohibited transactions" (as defined in Section 4975 of the Code), (ii) fail to comply with ERISA or any other applicable laws, (iii) incur any "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, would reasonably be expected to result in a Material Adverse Effect.

     (c) Withdraw, completely or partially, from any Multiemployer Plan if to do so would reasonably be expected to have a Material Adverse Effect.

   Section 8.9    Amendments, Etc. of Certain Agreements

     Enter into or agree to any amendment, modification or waiver of any term or condition of its Organizational Documents in any way which would adversely affect the interests of the Administrative Agent and the Lenders under any of the Loan Documents or permit any of its Subsidiaries so to do.

   Section 8.10   Transactions with Affiliates

     Become a party to any transaction with an Affiliate unless the Borrower's Managing Person shall have determined that the terms and conditions relating thereto are as favorable to the Borrower as those which would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate, or permit any of its Subsidiaries so to do, other than payments or advances of compensation or benefits (to the extent not prohibited by Section 8.5(h)) to Affiliates in his or her capacity as an employee, officer or director of the Borrower or any of its Subsidiaries.

   Section 8.11   Restrictive Agreements

     (a) The Borrower will not, and will not permit any of its Significant Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement binding on the Borrower or any Significant Subsidiary that prohibits, restricts or imposes any condition upon the ability of any Significant Subsidiary to pay dividends or make other distributions with respect to any of its Capital Stock or to make or repay loans or advances to the Borrower or any other Significant Subsidiary or to guarantee Indebtedness of the Borrower or any other Significant Subsidiary, provided that the foregoing shall not apply to: (i) restrictions and conditions imposed by law, by the Loan Documents, any agreement governing Indebtedness permitted under Section 8.1(h), the Indenture or, on and after the Anchor Merger Date, the Anchor Indenture,
(ii)  restrictions  and  conditions  existing on the date hereof  identified  on
Schedule 8.11 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), and
(iii) customary restrictions and conditions contained in agreements relating to the sale of a Significant Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Significant Subsidiary that is to be sold and such sale is permitted hereunder.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, consent to, approve or otherwise permit the Spin for Cash Joint Venture to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement binding on the Spin for Cash Joint Venture that prohibits, restricts or imposes any condition upon the ability of the Spin for Cash Joint Venture to pay dividends or make other distributions to the Borrower or any of its Subsidiaries.

ARTICLE 9.      DEFAULT
                -------


   Section 9.1    Events of Default

     The following shall each constitute an "Event of Default" hereunder:

     (a) The failure of the Borrower to make (i) any payment of principal on any Note, or any reimbursement payment hereunder or under any Reimbursement Agreement, when due and payable, or (ii) any deposit into the Cash Collateral Account when required hereby; or

     (b) The failure of the Borrower to make any payment of interest, Fees, expenses or other amounts payable under any Loan Document or otherwise to the Administrative Agent with respect to the loan facilities established hereunder within five Business Days of the date when due and payable; or

     (c) The failure of the Borrower to observe or perform any covenant or agreement contained in Sections 2.7, 7.3 (with respect to the Borrower or any Significant Subsidiary), 7.11 or Article 8; or

     (d) The failure of the Borrower to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days after the Borrower shall have obtained knowledge thereof; or

     (e) Any representation or warranty made by any Loan Party (or by an officer thereof on its behalf) in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant thereto, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

     (f) Liabilities and/or other obligations of the Borrower (other than its obligations hereunder) or any of its Subsidiaries, whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness or operating leases in an aggregate amount in excess of $20,000,000, (i) shall become or shall be declared to be due and payable prior to the expressed maturity thereof, or (ii) shall not be paid when due or within any grace period for the payment thereof, (iii) any holder of any such obligation shall have the right to declare such obligation due and payable prior to the expressed maturity thereof or (iv) as a consequence of the occurrence or continuation of any event or condition, the Borrower or any of its Subsidiaries has become obligated to purchase or repay any Indebtedness before its regularly scheduled maturity date;

     (g) Any license (including, without limitation, any Gaming License), franchise, permit, right, approval or agreement of the Borrower or any of its Subsidiaries is not renewed, or is suspended, revoked or terminated provided that such non renewal, suspension, revocation or termination thereof would have a Material Adverse Effect; or

     (h) The Borrower or any of its Significant Subsidiaries shall (i) suspend or discontinue its business (other than any Subsidiary of the Borrower permitted to be dissolved pursuant to Section 7.3), (ii) make an assignment for the benefit of creditors, (iii) generally not be paying its debts as such debts become due, (iv) admit in writing its inability to pay its debts as they become due, (v) file a voluntary petition in bankruptcy, (vi) become insolvent (however such insolvency shall be evidenced), (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 45 days, (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding,
(xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, sequestrator, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 45 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Borrower or such Significant Subsidiary; or

     (i) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Borrower or any of its Significant Subsidiaries bankrupt or insolvent, (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Borrower or any of its Significant Subsidiaries under the United States bankruptcy laws or any other applicable Federal or state law, (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any of its Significant Subsidiaries or of any substantial part of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Borrower or any of its Significant Subsidiaries, and any such decree or order continues unstayed and in effect for a period of 45 days; or

     (j) Judgments or decrees against the Borrower or any of its Significant Subsidiaries aggregating in excess of $20,000,000 (unless adequately insured by a solvent unaffiliated insurance company which has acknowledged coverage) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

     (k) Any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder; or

     (l) The occurrence of a Change of Control; or

     (m) Any Pension Plan maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect.

   Section 9.2    Contract Remedies

     (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (i) if such event is an Event of Default specified in clause (h) or (i) above, the Commitments of all of the Lenders shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall immediately become due and payable, and the Administrative Agent may, and, upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents, and (ii) if such event is any other Event of Default, any or all of the following actions may be taken: (A) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Borrower, declare the Commitments of all of the Lenders terminated forthwith, whereupon such Commitments shall immediately terminate, and (B) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice of default to the Borrower, declare the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. The Borrower hereby further expressly waives and covenants not to assert any stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

     (b) In the event that the Commitments of all the Lenders shall have been terminated or the Loans shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent and the Lenders from or on behalf of the Borrower shall be applied by the Administrative Agent and the Lenders in liquidation of the Loans and the other obligations of the Borrower under the Loan Documents in the following manner and order: (i) first, to the payment of interest on, and then the principal portion of, any Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower; (ii) second, to the payment of any fees or expenses due the Administrative Agent from the Borrower, (iii) third, to reimburse the Administrative Agent and the Lenders for any expenses (to the extent not paid pursuant to clause (ii) above) due from the Borrower pursuant to the provisions of Section 11.5; (iv) fourth, to the payment of accrued Fees and all other fees, expenses and amounts due under the Loan Documents (other than principal and interest on the Loans), (v) fifth, to the payment, pro rata according to the Outstanding Percentage of each Lender, of interest due on the Loans of each Lender; (vi) sixth, to the payment, pro rata according to the Outstanding Percentage of each Lender, of principal outstanding on the Loans; and (vii) seventh, to the payment of any other amounts owing to the Administrative Agent, the Issuing Bank and the Lenders under any Loan Document.

ARTICLE 10.     THE ADMINISTRATIVE AGENT
                ------------------------

   Section 10.1   Appointment

     Each of the Issuing Bank and each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of the Issuing Bank and such Lender under the Loan Documents and each of the Issuing Bank and each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. The duties of the Administrative Agent shall be mechanical and administrative in nature, and, notwithstanding any provision to the contrary elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities other than those expressly set forth therein, or any fiduciary relationship with, or fiduciary duty to, the Issuing Bank or any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

   Section 10.2   Delegation of Duties

     The  Administrative  Agent may  execute  any of its  duties  under the Loan
Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon, and shall be fully protected in, and shall not be under any liability for, relying upon, the advice of counsel concerning all matters pertaining to such duties.

   Section 10.3   Exculpatory Provisions


     Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct), or (ii) responsible in any manner to the Issuing Bank or any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, perfection, enforceability or sufficiency of any of the Loan Documents or for any failure of the Borrower or any other Person to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to the Issuing Bank or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the Property, books or records of the Borrower or any of its Subsidiaries. The Issuing Bank and the Lenders acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted under the Loan Documents unless the Administrative Agent shall be instructed in writing to do so by the Issuing Bank and Required Lenders and such instructions shall be binding on the Issuing Bank and all Lenders and all holders of the Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or is contrary to law or any provision of the Loan Documents. The Administrative Agent shall not be under any liability or responsibility whatsoever, as Administrative Agent, to the Borrower, any of its Subsidiaries or any other Person as a consequence of any failure or delay in performance, or any breach, by the Issuing Bank or any Lender of any of its obligations under any of the Loan Documents.

   Section 10.4   Reliance by Administrative Agent

     The  Administrative  Agent shall be  entitled  to rely,  and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by a proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat the Issuing Bank or each Lender, as the case may be, or the Person designated in the last notice filed with it under this Section, as the holder of all of the interests of the Issuing Bank or such Lender, as the case may be, in its Loans, Notes, the Letters of Credit and the Reimbursement Obligations, as applicable, until written notice of transfer, signed by the Issuing Bank or such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness, enforceability or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request or direction of the Required Lenders, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon the Issuing Bank, all the Lenders and all future holders of the Notes and the Reimbursement Obligations.

   Section 10.5   Notice of Default

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice thereof from the Issuing Bank, a Lender or the Borrower. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Issuing Bank, the Lenders and the Borrower. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

   Section 10.6   Non-Reliance on Administrative Agent and Other Lenders

     Each of the Issuing Bank and each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each of the Issuing Bank and each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, the Issuing Bank or any Lender, and based on such documents and information as it has deemed appropriate made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the value and Lien status of any collateral security and made its own decision to enter into this Agreement. Each of the Issuing Bank and each Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under any Loan Document, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the value and Lien status of any collateral security. Except for notices, reports and other documents expressly required to be furnished to the Issuing Bank and/or the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide the Issuing Bank or any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Borrower which at any time may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

   Section 10.7   Indemnification

     Each Lender agrees to indemnify and hold harmless the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), pro rata according to the aggregate of the outstanding principal balance of the Loans and any unpaid Reimbursement Obligations (or at any time when no Loans are outstanding and there are no unpaid Reimbursement Obligations, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever including, without limitation, any amounts paid to the Lenders (through the Administrative Agent) by the Borrower pursuant to the terms of the Loan Documents, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including, without limitation, at any time following the payment of the Loans, the Notes and the Reimbursement Obligations) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the finally adjudicated gross negligence or willful misconduct of the Administrative Agent. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its pro rata share of any unpaid fees owing to the Administrative Agent, and any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 11.5, to the extent that the Administrative Agent has not been paid such fees or has not been reimbursed for such costs and expenses, by the Borrower. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its pro rata share of any amount required to be paid by the Lenders to the Administrative Agent as provided in this Section shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its pro rata share of such amount, but no Lender shall be responsible for the failure of such other Lender to reimburse the Administrative Agent for such other Lender's pro rata share of such amount. The agreements in this Section shall survive the termination of the Commitments of all of the Lenders, the Letter of Credit Commitment, and the payment of all amounts payable under the Loan Documents.

   Section 10.8   Administrative Agent in Its Individual Capacity

     BNY and its affiliates may make secured or unsecured loans to, accept deposits from, issue letters of credit for the account of, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower as though BNY were not Administrative Agent hereunder and BNY Capital Markets did not arrange the transactions contemplated hereby. With respect to the Commitments made or renewed by BNY and the Notes issued to, and the Reimbursement Obligations owing to, BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

   Section 10.9   Successor Administrative Agent

     If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to the Issuing Bank and each of the Lenders a written notice of its resignation as Administrative Agent under the Loan Documents, such resignation to be effective upon the earlier of (i) the written acceptance of the duties of the Administrative Agent under the Loan Documents by a successor Administrative Agent and (ii) on the 30th day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment in writing within 30 days after the retiring
Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Issuing Bank and the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States or any State thereof and having a combined capital, surplus, and undivided profits of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. Each of the Borrower, the Issuing Bank and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it, and any amounts owing to it, while it was Administrative Agent under the Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due under the Loan Documents directly to the Issuing Bank and the Lenders entitled thereto during such time.

   Section 10.10  Documentation Agents; Syndication Agents

     Neither the Documentation Agents nor the Syndication Agents shall have any duties or obligations under the Loan Documents in such capacities. Each Documentation Agent and each Syndication Agent in such capacities shall be entitled to the same protections, indemnities and rights, and subject to the same standards with respect to their actions, inactions and duties, as the Administrative Agent.

ARTICLE 11.     OTHER PROVISIONS
                ----------------


   Section 11.1   Amendments and Waivers

     With the written consent of the Required Lenders, the Administrative Agent, the Issuing Bank and the Borrower may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Issuing Bank and the Lenders may execute and deliver to any such parties a written instrument waiving or a consent to a departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification, waiver or consent shall:

     (a) without the consent of all of the Lenders, (i) increase the Commitment Amount of any Lender or the Aggregate Commitment Amount (except as set forth in Section 2.5(d)), (ii) extend the Maturity Date, (iii) reduce the amount, or extend the time of payment, of the Facility Fee or the Letter of Credit Commissions, (iv) reduce the rate, or extend the time of payment of, interest on any Loan, (v) reduce the amount, or extend the time of payment of any installment or other payment of principal on any Loan, (vi) decrease or forgive the principal amount of any Loan, (vii) consent to any assignment or delegation by any Borrower of any of its rights or obligations under any Loan Document,
(viii) change the provisions of Sections 3.6, 3.10, 9.1(a), 9.1(b), 11.1 or 11.7(a), (ix) change the definition of "Required Lenders"; (x) change the several nature of the Lenders' obligations, (xi) change any provision governing the sharing of payments and liabilities among the Lenders, or (xii) release any Subsidiary from its guarantee under the Guarantee Agreement (except for the release of a Subsidiary (A) that has been dissolved as permitted under Section 7.3, (B) in connection with a Disposition permitted under to Section 8.4(c) or
(C) as provided in Section 11.22) or limit its liability in respect of such guarantee;

     (b) without the written consent of the Issuing Bank, change the Letter of Credit Commitment, change the amount or the time of payment of the Letter of Credit Commissions or change any other term or provision which relates to the Letter of Credit Commitment or the Letters of Credit or any other rights of the Issuing Bank under any Loan Document; and

     (c) without the written consent of the Administrative Agent, amend, modify or waive any provision of Article 10 or otherwise change any of the rights or obligations of the Administrative Agent hereunder or under the Loan Documents.

     Any such amendment, supplement, modification or waiver shall apply equally to the Administrative Agent, the Issuing Bank and each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Issuing Bank, the Administrative Agent and all future holders of the Revolving Credit Notes and the Reimbursement Obligations. In the case of any waiver, the parties to the applicable Loan Document, the Issuing Bank, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Revolving Credit Notes and other Loan Documents to the extent provided for in such waiver, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct.

   Section 11.2   Notices

     All notices, requests and demands to or upon the respective parties to the Loan Documents to be effective shall be in writing and, unless otherwise expressly provided therein, shall be deemed to have been duly given or made when delivered by hand, one Business Day after having been sent by overnight courier service, or when deposited in the mail, first-class postage prepaid, or, in the case of notice by telecopy, when sent, addressed as follows in the case of the Borrower, the Administrative Agent or the Issuing Bank, addressed to the Domestic Lending Office, in the case of each Lender, or addressed to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties thereto or any future holders of the Notes:

                            The Borrower:

                            International Game Technology
                            9295 Prototype Way
                            Reno, Nevada 89511
                            Attention: Karen Raits
                            Telephone: (702) 448-0128
                            Telecopy:  (702) 448-1137
                            with a copy to:

                            International Game Technology
                            9295 Prototype Way
                            Reno, Nevada 89511
                            Attention: J. Kenneth Creighton, Esq.
                            Telephone: (702) 448-0119
                            Telecopy:  (702) 448-0120

                            The Administrative Agent or the Issuing Bank:

                            The Bank of New York
                            One Wall Street
                            Agency Function Administration
                            18th Floor
                            New York, New York 10286
                            Attention: Arlene Tellerman
                            Telephone: (212) 635-4696
                            Telecopy:  (212) 635-6365 or 6366 or 6367

                            with a copy to:

                            The Bank of New York
                            10990 Wilshire Boulevard - Suite 1125
                            Los Angeles, California 90024
                            Attention: Mehrasa Raygani
                            Telephone: (310) 996-8660
                            Telecopy:   (310) 996-8667


except that any notice, request or demand by the Borrower to or upon the Administrative Agent, the Issuing Bank or the Lenders pursuant to Sections 2.3,
2.4 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by telecopy or other electronic means as fully as if originally signed.

   Section 11.3   No Waiver; Cumulative Remedies

     No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Issuing Bank or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

   Section 11.4   Survival of Representations and Warranties and Certain
                  Obligations

     (a) All representations and warranties made under the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

     (b) The obligations of the Borrower under Sections 3.5, 3.6, 3.7, 3.10, 3.11, 11.5 and 11.8 shall survive the termination of the Commitments of all of the Lenders, the Letter of Credit Commitment and the payment of the Loans, the Reimbursement Obligations and all other amounts payable under the Loan Documents.

   Section 11.5   Expenses

     The Borrower agrees, promptly upon presentation of a statement or invoice therefor, and whether any Loan is made or any Letter of Credit is issued (i) to pay or reimburse the Administrative Agent and BNY Capital Markets for all their respective out-of-pocket costs and expenses reasonably incurred in connection with the development, preparation, execution and syndication of, the Loan Documents and any amendment, supplement or modification thereto (whether or not executed or effective), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of Special Counsel, (ii) to pay or reimburse each of the Issuing Bank, the Administrative Agent and the Lenders for all of its costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred in connection with (A) any Default or Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether consummated or not) of the obligations of the Borrower under any of the Loan Documents and (B) the enforcement of this Section and
(iii) to pay, indemnify and hold each of the Issuing Bank, the Lenders and the Administrative Agent and each of its officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements) with respect to the enforcement and performance of the Loan Documents, the use of the proceeds of the Loans and the Letters of Credit and the enforcement and performance of the provisions of any subordination agreement involving the Administrative Agent, the Issuing Bank and the Lenders (all the foregoing, collectively, the "Indemnified Liabilities") and, if and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrower agrees to make the maximum payment not prohibited under applicable law; provided, however, that the Borrower shall have no obligation to pay Indemnified Liabilities to the Administrative Agent, the Issuing Bank or any Lender arising from the finally adjudicated gross negligence or willful misconduct of the Administrative Agent, the Issuing Bank or such Lender or claims between one indemnified party and another indemnified party. The agreements in this Section shall survive the termination of the Commitments of all of the Lenders, the Letter of Credit Commitment and the payment of all amounts payable under the Loan Documents.

   Section 11.6   Lending Offices

     (a) Each Lender shall have the right at any time and from time to time to transfer its Loans to a different office, provided that such Lender shall promptly notify the Administrative Agent and the Borrower of any such change of office. Such office shall thereupon become such Lender's Domestic Lending Office or Eurodollar Lending Office, as the case may be, provided, however, that no Lender shall be entitled to receive any greater amount under Sections 3.5, 3.6,
3.7 and 3.10, as a result of a transfer of any such Loans to a different office of such Lender than it would be entitled to immediately prior thereto unless such claim would have arisen even if such transfer had not occurred.

     (b) Each Lender agrees that, upon the occurrence of any event giving rise to any increased cost or indemnity under Sections 3.5, 3.6, 3.7 and 3.10 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 3.5, 3.6, 3.7 and 3.10.

   Section 11.7   Assignments and Participations

     (a) The Loan Documents shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, all future holders of the Notes and the Reimbursement Obligations, and their respective successors and assigns, except that the Borrower may not assign, delegate or transfer any of its rights or obligations under the Loan Documents without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender.

     (b) Each Lender shall have the right at any time, upon written notice to the Administrative Agent of its intent to do so, to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents to one or more of its affiliates, to one or more of the other Lenders (or to affiliates of such other Lenders) or, with the prior written consent of the Borrower, the Administrative Agent and the Issuing Bank (which consents shall not be unreasonably withheld and, in the case of the Borrower, shall not be required upon the occurrence and during the continuance of an Event of Default), to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents to any Eligible Assignee, provided that (i) each such sale, assignment, transfer or negotiation (other than sales, assignments, transfers or negotiations (x) to its affiliates or (y) of its entire interest) shall be in a minimum amount of $5,000,000 and whole multiples of $1,000,000 in excess thereof and (ii) in the case of each Lender other than BNY, it shall pay a fee to the Administrative Agent in the amount of $3,500. For each assignment, the parties to such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement. Upon such execution, delivery, acceptance and the recording thereof by the Administrative Agent, from and after the effective date specified in such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents. The Borrower agrees upon written request of the Administrative Agent and at the Borrower's expense to execute and deliver to such assignee, Notes, dated the effective date of such Assignment and Acceptance Agreement. Upon any such sale, assignment or other transfer, the Commitment Amounts set forth in Exhibit A shall be adjusted accordingly by the Administrative Agent and a new Exhibit A shall be distributed by the Administrative Agent.

     (c) Each Lender may grant participations in all or any part of its rights under the Loan Documents to one or more Eligible Assignees, provided that (i) its obligations under the Loan Documents shall remain unchanged, (ii) it shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, (iii) the Borrower, the Issuing Bank, the Administrative Agent and the Lenders, as applicable, shall continue to deal solely and directly with it in connection with its rights and obligations under the Loan Documents, (iv) no sub-participations shall be permitted and (v) the voting rights of any holder of any participation shall be limited to the matters described in Section 11.1(a). The Borrower acknowledges and agrees that any such participant shall for purposes of Sections 3.5, 3.6, 3.7, 3.8, 3.9, 3.10 and 3.11, be deemed to be a "Lender"; provided, however, the Borrower shall not, at any time, be obligated to pay any participant in any interest of the Issuing Bank or any Lender hereunder any sum in excess of the sum which the Borrower would have been obligated to pay to the Issuing Bank or such Lender, as the case may be, in respect of such interest had the Issuing Bank or such Lender, as the case may be, not sold such participation.

     (d) If any (i) assignment is made pursuant to subsection (b) above or (ii) any participation is granted pursuant to subsection (c) above, to any Person that is not a U.S. Person, such Person shall furnish such certificates, documents or other evidence to the Borrower and the Administrative Agent in the case of clause (i), and to the Borrower and the Issuing Bank or the Lender which sold such participation, as the case may be, in the case of clause (ii), as shall be required by Section 3.10(e).

     (e) No Lender shall, as between and among the Borrower, the Issuing Bank, the Administrative Agent and such Lender, as the case may be, be relieved of any of its obligations under the Loan Documents as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of its rights and obligations under the Loan Documents, except that it shall be relieved of its obligations to the extent of any such sale, assignment, transfer, or negotiation of all or any part of its rights and obligations under the Loan Documents pursuant to subsection (b) above.

     (f) Notwithstanding anything to the contrary contained in this Section, the Issuing Bank or any Lender may at any time or from time to time pledge or assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

   Section 11.8   Indemnity

     The Borrower agrees to defend, protect, indemnify, and hold harmless the Administrative Agent, BNY Capital Markets, the Issuing Bank and each and all of the Lenders, each of their respective Affiliates and each of the respective officers, directors, employees and agents of each of the foregoing (each an "Indemnified Person" and, collectively, the "Indemnified Persons") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel to such Indemnified Persons in connection with any investigative, administrative or judicial proceeding, whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liabilities and costs under Environmental Laws, Federal, state or local health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future operations of the Borrower or its predecessors in interest, or the past, present or future environmental condition of the Property of the Borrower or any of its Subsidiaries, the presence of asbestos-containing materials at any such Property, or the release or threatened release of any Hazardous Substance into the environment from any such Property) in any manner relating to or arising out of the Loan Documents, any commitment letter or fee letter executed and delivered by the Borrower or any of its Subsidiaries, the Issuing Bank and/or the Administrative Agent, the capitalization of the Borrower or any of its Subsidiaries, the Commitments, the Letter of Credit Commitment, the making of, issuance of, management of and participation in the Revolving Credit Loans or the Letters of Credit, or the use or intended use of the Letters of Credit and the proceeds of the Revolving Credit Loans hereunder, provided that the Borrower shall have no obligation under this Section to an Indemnified Person with respect to any of the foregoing to the extent found in a final judgment of a court having jurisdiction to have resulted primarily out of the gross negligence or willful misconduct of such Indemnified Person or arising solely from claims between one such Indemnified Person and another such Indemnified Person. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to each Indemnified Person under the Loan Documents or at common law or otherwise, and shall survive any termination of the Loan Documents, the expiration of the Commitments of all of the Lenders, the Letter of Credit Commitment and the payment of all Indebtedness of the Borrower under the Loan Documents.

  Section 11.9    Limitation of Liability

     No claim may be made by the Borrower, any of its Subsidiaries, any Lender or other Person against the Administrative Agent, any Lender, or any directors, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by any Loan Document, or any act, omission or event occurring in connection therewith, and each of the Borrower, its Subsidiaries, any such Lender or other Person hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

   Section 11.10  Counterparts

     Each Loan Document (other than the Notes) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A counterpart of any Loan Document or to any document evidencing, and of any amendment, modification, consent or waiver to or of any Loan Document transmitted by telecopy shall be deemed to be an originally executed counterpart. A set of the copies of the Loan Documents signed by all the parties thereto shall be deposited with each of the Borrower, the Issuing Bank and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by telecopy or other electronic means to the same extent as if originally signed.

   Section 11.11  Adjustments; Set-off

     (a) If any Lender (a "Benefited Lender"), shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Loans, its Notes or the Reimbursement Obligations in excess of its Outstanding Percentage of payments then due and payable on account of the Loans, the Notes and the Reimbursement Obligations received by all the Lenders, then such Benefited Lender shall forthwith purchase, without recourse, for cash, from the other Lenders such participations in their Loans and Notes as shall be necessary to cause such Benefited Lender to share such excess payment with each of them according to their Outstanding Percentages, provided, however, that if all or any portion of such excess payment is thereafter recovered from such Benefited Lender, such purchase from such other Lenders shall be rescinded, and each such other Lender shall repay to such

Benefited Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's pro rata share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from such Benefited Lender) of any interest or other amount paid or payable by such Benefited Lender in respect of the total amount so recovered. The Borrower agrees that such Benefited Lender so purchasing a participation from such other Lenders pursuant to this subsection
(a) may exercise such rights to payment (including the right of setoff) with respect to such participation as fully as such Benefited Lender were the direct creditor of the Borrower in the amount of such participation.

     (b) In addition to any rights and remedies of the Issuing Bank and the Lenders provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing in connection with the Loan Documents, or at any time upon the occurrence and during the continuance of an Event of Default, under Sections 9.1(a) or (b), each of the Issuing Bank and the Lenders shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of the Borrower to the Issuing Bank or such Lender, as the case may be, any amount owing from the Issuing Bank or such Lender, as the case may be, to the Borrower at, or at any time after, the happening of any of the above mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by the Issuing Bank or such Lender, as the case may be, against the Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Issuing Bank or such Lender, as the case may be, prior to the making, filing or issuance, or service upon the Issuing Bank or such Lender, as the case may be, of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each of the Issuing Bank and the Lenders agrees promptly to notify the Borrower and each Administrative Agent after any such set-off and application made by the Issuing Bank or such Lender, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.

   Section 11.12  Construction

     Each party to a Loan Document represents that it has been represented by counsel in connection with the Loan Documents and the transactions contemplated thereby and that the principle that agreements are to be construed against the party drafting the same shall be inapplicable.

   Section 11.13  Governing Law

     The Loan Documents and the rights and obligations of the parties thereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws, but including Section 5-1401 of the General Obligations Law.

   Section 11.14  Headings Descriptive

     Article and Section headings have been inserted in the Loan
Documents for convenience only and shall not be construed to be a part thereof.

   Section 11.15  Severability

     Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

   Section 11.16  Integration

     All exhibits to a Loan Document shall be deemed to be a part thereof. Except for agreements between the Administrative Agent and/or the Issuing Bank and the Borrower with respect to certain fees, the Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders with respect to the subject matter thereof and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders with respect to the subject matter thereof.

   Section 11.17  Consent to Jurisdiction

     Each party to a Loan Document hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each party to a Loan Document hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Borrower hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

   Section 11.18  Service of Process

     Each party to a Loan Document hereby irrevocably consents to the service of process in any suit, action or proceeding by sending the same by first class mail, return receipt requested or by overnight courier service, to the address of such party set forth in Section 11.2. Each party to a Loan Document hereby agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

   Section 11.19  No Limitation on Service or Suit

     Nothing in the Loan Documents or any modification, waiver, consent or amendment thereto shall affect the right of the Administrative Agent, the Issuing Bank or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent, the Issuing Bank or any Lender to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions in which the Borrower may be served.

   Section 11.20  WAIVER OF TRIAL BY JURY

     EACH OF THE ADMINISTRATIVE AGENT, EACH DOCUMENTATION AGENT, EACH SYNDICATION AGENT, THE ISSUING BANK, EACH LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE ADMINISTRATIVE AGENT, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT, THE ISSUING BANK, OR ANY LENDER OR COUNSEL TO THE ADMINISTRATIVE AGENT, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT, THE ISSUING BANK, OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY LENDER, WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, EACH DOCUMENTATION AGENT, EACH SYNDICATION AGENT, THE ISSUING BANK, AND EACH LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

   Section 11.21  Treatment of Certain Information

     Each of the Lenders, each Documentation Agent, each Syndication Agent the Issuing Bank and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all non-public information supplied by the Borrower or any of its Subsidiaries pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to such Lender, such Documentation Agent, such Syndication Agent, the Issuing Bank or the Administrative Agent, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder (collectively, the "Confidential Information"), provided, however, that nothing herein shall limit the disclosure of any such Confidential Information (i) to the extent required by statute, rule, regulation or judicial process, (ii) on a confidential basis, to counsel to any of the Lenders, the Documentation Agents, the Syndication Agents, the Issuing Bank or the Administrative Agent, (iii) to bank examiners, auditors or accountants, and any analogous counterpart thereof,
(iv) to the Administrative Agent, the Documentation Agents, the Syndication Agents, the Lenders or the Issuing Bank, (v) in connection with any litigation to which any one or more of the Lenders, the Documentation Agents, the Syndication Agents, the Issuing Bank or the Administrative Agent is a party,
(vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to keep such Confidential Information confidential on substantially the same basis as set forth in this Section, or (vii) to affiliates of the Lenders, the Documentation Agents, the Syndication Agents, the Issuing Bank and the Administrative Agent, so long as such affiliate agrees to keep such information confidential on substantially the same basis as set forth in this Section. Notwithstanding the provisions of clause (vii) above, neither the Administrative Agent, any Documentation Agent, any Syndication Agent, the Issuing Bank nor any Lender shall disclose any such Confidential Information to any of its respected affiliates, directors, officers, employees or representatives except to the extent that it or they have a need to know such Confidential Information in connection with the structuring or administration of the Loans or any Loan Document, any assignment or participation thereof or activities incidental thereto.

   Section 11.22  Suspension of Covenants

     During any period of time that (a) the Borrower's Senior Debt Ratings are at least BBB- by Standard & Poor's and Baa3 by Moody's and (b) no Default or Event of Default has occurred and is continuing, the Borrower and its Subsidiaries shall not be subject to the covenants in Section 7.11(c) and 7.12 (together, the "Suspended Covenants") and guarantees under the Guarantee Agreement existing at such time shall be released. If the Borrower and its Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both of the

Rating Agencies withdraws its ratings or downgrades the Senior Debt Ratings below the Senior Debt Ratings set forth in clause (a) hereof or a Default or Event of Default occurs or is continuing, then the Borrower and its Subsidiaries shall thereafter again be subject to the Suspended Covenants.

   Section 11.23  Savings Clause

     (a) This Agreement is intended solely as an amendment of, and contemporaneous restatement of, the terms and conditions of the Original Credit Agreement and this Agreement is not intended and should not be construed as in any way extinguishing or terminating the Original Credit Agreement.

     (b) Nothing in this Agreement shall affect the rights of the Administrative Agent, the Issuing Bank or any of the Lenders to payments under Articles 2, 3 and 11 for the period prior to the Restatement Date and such rights shall continue to be governed by the provisions of the Original Credit Agreement.

                          INTERNATIONAL GAME TECHNOLOGY
                      AMENDED AND RESTATED CREDIT AGREEMENT




                          INTERNATIONAL GAME TECHNOLOGY
                      AMENDED AND RESTATED CREDIT AGREEMENT



                                   INTERNATIONAL GAME TECHNOLOGY





                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE BANK OF NEW YORK, individually and as
                                   Administrative Agent


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FLEET NATIONAL BANK, individually and as a Documentation Agent


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION, individually and as a Documentation Agent


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                                    CITIBANK, N.A., individually and as a Syndic


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    WELLS FARGO BANK, N.A. individually and as a Syndication Agent


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    THE DAI-ICHI KANGYO BANK, LTD.



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    SUMITOMO MITSUI BANKING CORPORATION



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------